                                                                   EXHIBIT 10.35


================================================================================


                                 TRUST INDENTURE

                                     Between

                     DEVELOPMENT AUTHORITY OF DEKALB COUNTY

                                       And

                          BANK ONE TRUST COMPANY, N.A.,
                                   As Trustee

                            Dated as of March 1, 1985

                             ----------------------

                                    Securing
                                   $5,250,000
                     Development Authority of DeKalb County
            Variable Rate Demand Industrial Development Revenue Bonds
                 (Radiation Sterilizers, Incorporated Project),
                                   Series 1985

                             ----------------------


================================================================================


                                                This instrument was prepared by:

                                                KING & SPALDING
                                                2500 Trust Company Tower
                                                Atlanta, Georgia 30303
                                                Telephone: (404) 572-4600

                                 TRUST INDENTURE

                                TABLE OF CONTENTS


(The Table of Contents for this Trust Indenture is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Trust Indenture.)

                                                                           Page
                                                                           ----
PARTIES                                                                       1

RECITALS                                                                      1

GRANTING CLAUSES                                                              3

HABENDUM                                                                      4

GRANT IN TRUST                                                                4

GENERAL COVENANT                                                              4

ARTICLE I.              DEFINITIONS AND CERTAIN
                        RULES OF INTERPRETATION

      Section 101.      Definitions                                           5
      Section 102.      Certain Rules of Interpretation                      15

ARTICLE II.             THE BONDS

      Section 201.      Authorized Amount of Bonds                           17
      Section 202.      Issuance of Bonds                                    17
      Section 203.      Replacement Bonds                                    is
      Section 204.      Execution; Limited Obligation                        18
      Section 205.      Authentication                                       19
      Section 206.      Form of Bonds                                        19
      Section 207.      Delivery of Bonds                                    38
      Section 208.      Mutilated, Lost, Stolen
                        or Destroyed Bonds                                   39
      Section 209.      Exchangeability and Transfer of
                        Bonds; Persons Treated as Owners                     39

ARTICLE III.            REDEMPTION OF BONDS BEFORE MATURITY

      Section 301.      Redemption Dates and Prices                          41


                           Table of Contents - Page 1

                                                                           Page
                                                                           ----
      Section 302.      Notices of Redemption, Conversion
                        Date, Expiration Date of the Letter
                        of Credit, Expiration Date of the
                        Alternate Credit Facility or Delivery
                        of an Alternate Letter of Credit
                        or Alternate Credit Facility                         43
      Section 303.      Cancellation                                         44
      Section 304.      Payment of Bonds Upon Redemption                     45
      Section 305.      Pro Rata Redemption                                  45

ARTICLE IV              PURCHASE AND PLACEMENT OF
                        BONDS; LETTER OF CREDIT

      Section 401.      Purchase of the Bonds                                46
      Section 402.      Conversion to Fixed Interest Rate                    51
      Section 403.      Remarketing Agent                                    52
      Section 404.      Letter of Credit                                     54
      Section 405.      No Federal Guarantee                                 54

ARTICLE V.              GENERAL COVENANTS

      Section 501.      Payment of Principal,
                        Purchase Price, Redemption Premium
                        (if Any) and Interest                                55
      Section 502.      Performance of Covenants; Authority                  55
      Section 503.      Filing of Financing Statements                       55
      Section 504       Priority of Pledge
                        and Security Interest                                56
      Section 505.      Rights Under Agreement                               56
      Section 506.      Maintenance of Insurance;
                        Payment of Taxes, Charges, etc.                      56
      Section 507.      Maintenance and Repair                               56
      Section 508.      Issuer's Election to Issue Bonds
                        Pursuant to Section 103(b)(6)(D)
                        of the Code                                          56

ARTICLE VI.             CUSTODY AND APPLICATION
                        OF PROCEEDS OF BONDS

      Section 601.      Creation of the Construction Fund                    57
      Section 602.      Disposition of Bond Proceeds                         57
      Section 603.      Disbursements from Construction Fund                 57
      Section 604.      Completion of the Facilities                         57



                           Table of Contents - Page 2

                                                                            Page
                                                                            ----
ARTICLE VII.            REVENUES AND FUNDS

      Section 701.      Source of Payment of Bonds                            59
      Section 702.      Creation of the Bond Fund                             59
      Section 703.      Payments into the Bond Fund                           59
      Section 704.      Use of Moneys in the Bond Fund                        60
      Section 705.      Custody of the Bond Fund                              61
      Section 706.      Non-presentment of Bonds at Maturity                  61
      Section 707.      Payments to the Company
                        from the Bond Fund                                    61

ARTICLE VIII.           INVESTMENTS

      Section 801.      Construction Fund Investments                         63
      Section 802.      Bond Fund Investments                                 63
      Section 803.      Non-Arbitrage Covenant; Compliance
                        with Special Arbitrage Rules                          63
      Section 804.      Excess Investment Earnings Account                    64

ARTICLE IX.             SUBORDINATION TO RIGHTS OF COMPANY

      Section 901.      Subordination to Rights of the Company                65

ARTICLE X.              DISCHARGE OF LIEN

      Section 1001.     Discharge of Lien
                        and Security Interests                                66
      Section 1002.     Provision for Payment of Bonds                        66
      Section 1003.     Discharge of the Indenture                            67

ARTICLE XI.             DEFAULT PROVISIONS AND REMEDIES
                        OF TRUSTEE AND BONDHOLDERS

      Section 1101.     Defaults; Events of Default                           68
      Section 1102.     Acceleration                                          69
      Section 1103.     Other Remedies                                        70
      Section 1104.     Right of Bondholders
                        to Direct Proceeding                                  70
      Section 1105.     Application of Moneys                                 71
      Section 1106.     Rights and Remedies Vested in Trustee                 72
      Section 1107.     Rights and Remedies of Bondholders                    73
      Section 1108.     Termination of Proceedings                            73
      Section 1109.     Waivers of Events of Default                          73


                           Table of Contents - Page 3

                                                                           Page
                                                                           ----
ARTICLE XII.            THE TRUSTEE; PAYING AGENT;
                        AND BOND REGISTRAR

      Section 1201.     Acceptance of the Trusts                             75
      Section 1202.     Fees, Charges and Expenses of Trustee                78
      Section 1203.     Notice to Bondholders
                        If Event of Default Occurs                           78
      Section 1204.     Intervention by Trustee                              79
      Section 1205.     Successor Trustee                                    79
      Section 1206.     Resignation by the Trustee; Judicial
                        Appointment of Successor Trustee                     79
      Section 1207.     Removal of the Trustee                               79
      Section 1208.     Appointment of Successor Trustee by
                        the Bondholders; Temporary Trustee                   80
      Section 1209.     Concerning Any Successor Trustee                     80
      Section 1210.     Trustee Protected in Relying
                        Upon Resolutions, etc.                               80
      Section 1211.     Successor Trustee as Custodian of
                        Funds, Paying Agent and Bond Registrar               81
      Section 1212.     Trust Estate May Be
                        Vested in Co-Trustee                                 81
      Section 1213.     Filing of.-Certain
                        Continuation Statements                              82
      Section 1214.     Adoption of Authentication                           82
      Section 1215.     Succession of Paying Agents                          82
      Section 1216.     Right of Trustee to Pay
                        Taxes and Other Charges                              82
      Section 1217.     Several Capacities                                   83

ARTICLE XIII.           SUPPLEMENTAL INDENTURES

      Section 1301.     Supplemental Indentures Not
                        Requiring Consent of Bondholders                     84
      Section 1302.     Supplemental Indentures Requiring
                        Consent of Bondholders                               85
      Section 1303.     Trustee Authorized to Join in
                        Supplements; Reliance on Counsel                     86
      Section 1304.     Approval of Bank                                     86

ARTICLE XIV.            AMENDMENT OF AGREEMENT
                        AND LETTER OF CREDIT

      Section 1401.     Amendments, etc., to Agreement and
                        Letter of Credit Not Requiring
                        Consent of Bondholders                               87



                           Table of Contents - Page 4

                                                                           Page
                                                                           ----
      Section 1402.     Amendments, etc., to Agreement
                        and Letter of Credit Requiring
                        Consent of Bondholders                               87
      Section 1403.     Trustee Authorized to Join in
                        Amendments; Reliance on Counsel                      87
      Section 1404.     Approval of Bank                                     88

ARTICLE XV.             MEETINGS OF BONDHOLDERS

      Section 1501.     Purposes for Which Bondholders'
                        Meetings May Be Called                               89
      Section 1502.     Place of Meetings of Bondholders                     89
      Section 1503.     Call and Notice of
                        Bondholders' Meetings                                89
      Section 1504.     Persons Entitled to Vote
                        at Bondholders' Meetings                             90
      Section 1505.     Determination of Voting Rights;
                        Conduct and Adjournment of Meetings                  90
      Section 1506.     Counting Votes and Recording
                        Action of Meetings                                   91
      Section 1507.     Revocation by Bondholders                            91

ARTICLE XVI.            MISCELLANEOUS

      Section 1601.     Consents, etc., of Bondholders                       92
      Section 1602.     Issuer's Obligations Limited                         92
      Section 1603.     Immunity of Directors, Officers
                        and Employees of Issuer                              93
      Section 1604.     Limitation of Rights                                 93
      Section 1605.     Severability                                         94
      Section 1606.     Notices                                              94
      Section 1607.     Trustee as Paying Agent
                        and Bond Registrar                                   95
      Section 1608.     Payments Due on Days
                        Other Than Business Days                             95
      Section 1609.     Counterparts                                         95
      Section 1610.     Priority Over Other Liens                            95
      Section 1611.     Binding Effect                                       95
      Section 1612.     Captions                                             95
      Section 1613.     Notice to S&P                                        95
      Section 1614.     References to Bank                                   95
      Section 1615.     Laws Governing Indenture                             95



                           Table of Contents - Page 5

                                                                           Page
                                                                           ----
TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENT AND CONSENT OF COMPANY



                           Table of Contents - Page 6

                                 TRUST INDENTURE

            THIS TRUST INDENTURE (the "Indenture"), dated as of March 1, 1985, made and entered into by, and between the DEVELOPMENT AUTHORITY OF DEKALB COUNTY, a public body corporate and politic created and existing under the laws of the State of Georgia (the "Issuer"), and BANK ONE TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States of America, having power and authority to accept and execute trusts, and having a principal corporate trust office in Columbus, Ohio, as trustee (the "Trustee")

                              W I T N E S S E T H:

            WHEREAS, the Issuer has been created pursuant to the provisions of an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended (the "Act"), and an activating resolution of the Board of Commissioners of DeKalb County, Georgia, adopted on September 24, 1974, and amended on May 25, 1976; the Issuer has been activated as required by the terms of the Act, its directors have been appointed as provided therein and are currently acting in that capacity and a copy of said activating resolution has been filed with the Secretary of State of the State of Georgia as required by law; and

            WHEREAS, the Issuer has been created to develop and promote for the public good and general welfare trade, commerce, industry and employment opportunities and to promote the general welfare of the State of Georgia; the Act empowers the Issuer to issue its revenue obligations, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (O.C.G.A. Sections 36-82-60--36-82-85), as heretofore and hereafter amended, in furtherance of the public purpose for which it was created; and

            WHEREAS, the Issuer, by due corporate action, has authorized the financing of the acquisition, construction and installation of an industrial facility in DeKalb County, Georgia (the "Facilities"), pursuant to plans and specifications therefor, such Facilities to be financed by the Issuer for Radiation Sterilizers, Incorporated, a California corporation qualified to do business in the State of Georgia (the "Company"), pursuant to a Loan Agreement, dated as of March 1, 1985 (the "Agreement"); and

            WHEREAS,, after careful study and investigation of the nature of the proposed Facilities, the Issuer has determined that, in assisting with the financing of the Facilities, it will be acting in furtherance of the public purposes intended to be served by the Act; and

            WHEREAS, the Issuer has been advised by the Company that the amount necessary to finance the cost of the acquisition, construction and installation of the Facilities, including expenses incidental thereto, is $5,250,000 and, by proper corporate action, the Issuer has authorized the issuance and sale of $5,250,000 in aggregate principal amount of its Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985 (the "Bonds"), the proceeds of which will be used to finance the cost of the acquisition, construction and installation of the Facilities; and

            WHEREAS, the Issuer has entered into the Agreement with the Company under the terms of which the Issuer has agreed to finance the cost of acquiring, constructing and installing the Facilities through the issuance of the Bonds and, in consideration thereof, the Company has agreed to pay to the Issuer moneys sufficient (i) to pay the principal of, and the redemption premium (if any) and the interest on, the Bonds as the same become due and payable, (ii) to pay the purchase price of any Bonds required to be purchased hereunder, and
(iii) to pay certain administrative expenses in connection with the Bonds, and

            WHEREAS, as security for the payment of the Bonds, the Issuer has agreed to assign and pledge to the Trustee all right, title and interest of the Issuer in (a) the Agreement (except certain rights reserved by the Issuer under the terms of this Indenture), together with the Agreement, (b) all amounts on deposit from time to time in the "Bond Fund" and the "Construction Fund" (each being hereinafter defined), but excluding any amounts on deposit in the "Excess Investment Earnings Account" (hereinafter defined), and (c) the "Revenues" (hereinafter defined); and

            WHEREAS, Wells Fargo Bank, N.A., a national banking association (the "Bank"), is issuing its irrevocable stand-by Letter of Credit, dated the date of delivery of the Bonds (the "Letter of Credit"), in favor of the Trustee, for the account of the Company, obligating the Bank to pay to the Trustee for the period described therein upon request and in accordance with the terms thereof, up to
(i) an amount equal to the aggregate principal amount of the Bonds then outstanding (A) to pay the principal of the Bonds, whether at maturity, upon redemption or otherwise, and (B) to enable the Trustee to pay the purchase price of any Bonds required to be purchased under the terms of this Indenture, plus
(ii) an amount equal to fifty-five (55) days accrued and unpaid interest at the maximum rate which may be borne by the Bonds on all outstanding Bonds (other than Bonds held by the Bank as a result of a drawing under the Letter of Credit); and

            WHEREAS, the Bank and the Company will enter into a Letter of Credit Agreement, dated as of March 1, 1985 (the "Letter of Credit Agreement, under the terms of which the Company will agree to reimburse the Bank for all amounts drawn by the Trustee under the Letter of Credit, together with interest on all such amounts, and to pay to the Bank a commission for issuing the Letter of Credit; and

            WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued and delivered as in this Indenture provided, the legal, valid, binding and enforceable limited obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the Revenues to the payment of the principal and purchase price of, and the redemption premium (if any) and the interest on, the Bonds and a valid assignment of certain of the rights, title and interest of the Issuer in the Agreement have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been authorized;

            NOW, THEREFORE, KNOW ALL BY THESE PRESENTS, THIS INDENTURE
WITNESSETH:

            That the Issuer, in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the holders thereof, and of the sum of TEN DOLLARS ($10.00), lawful money of the United States of America, to it paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable considerations the receipt of which are hereby acknowledged, in order to secure the payment of the principal and purchase price of, and the redemption premium (if any) and the interest on, the Bonds and all other amounts payable by the Issuer pursuant to the terms of the Bonds and/or this Indenture according to their tenor and effect and to insure the performance and observance by the Issuer of all the agreements expressed or implied herein and in the Bonds, has given, granted, assigned and pledged and does by these presents give,, grant., assign and pledge to the Trustee, and to its successors in the trusts hereby created, and to them and their assigns forever:

                               GRANTING CLAUSE I.

            All right, title and interest of the Issuer in the Agreement, together with the Agreement itself, and all amendments, modifications and renewals thereof, reserving, however, the rights (a) providing that notices, approvals, consents, requests and other communications be given to the Issuer, and (b) of the Issuer under Sections 5.3, 5.10 and 6.4 of the Agreement.

                               GRANTING CLAUSE II.

            All right, title and interest of the Issuer in the Revenues.

                              GRANTING CLAUSE III.

            All amounts on deposit from time to time in the Bond Fund and the Construction Fund, but excluding any amounts on deposit in the Excess Investment Earnings Account, subject to the provisions of this Indenture and the Agreement permitting or requiring the application thereof for the purposes and on the terms and conditions set forth herein and therein.

                               GRANTING CLAUSE IV.

            Any and all other property of every name and nature from time to time hereafter by delivery or by writing of any, kind, given, granted, assigned and pledged as and for additional security hereunder, by the Issuer or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

            TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby given, granted, assigned and pledged or agreed or intended so to be, to the Trustee and its successors in said trusts and to them and their assigns forever;

            IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit, security and protection of all holders of the Bonds issued or to be issued under and secured by this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any of the others except as herein expressly provided;

            PROVIDED, HOWEVER, that when the principal of, and the interest on, all of the Bonds secured hereby have been paid or shall be deemed to have been paid in accordance with the terms and provisions of this Indenture, then this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be of full force and effect.

            THIS INDENTURE FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property hereby given, granted, assigned or pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and DOES HEREBY AGREE with the Trustee and with the respective holders, from time to time, of the Bonds or any part thereof, as follows, that is to say:



                  (Article I commences on the following page.)

                                    ARTICLE I

                 DEFINITIONS AND CERTAIN RULES OF INTERPRETATION

            Section 101. DEFINITIONS. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Agreement shall have the same meanings as assigned to them in the Agreement when used herein unless the context or use clearly indicates another or different meaning or intent:

            "ACT" means an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended.

            "ADJUSTMENT DATE" means, after the Conversion Date, the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility or the Expiration Date of the Letter of Credit, as the case may be.

            "AGREEMENT" means the hereinbefore-mentioned Loan Agreement, of even date herewith, between the Issuer and the Company, including any amendment thereto.

            "ALTERNATE CREDIT FACILITY" means a credit facility other than the Letter of Credit, including without limitation, an irrevocable letter of credit or bond insurance policy, which provides for payment of the principal of, and the interest on, the Bonds, when due.

            "ALTERNATE INTEREST INDEX" means for any Interest Period ending prior to the Conversion Date 65% of the interest rate applicable to 13-week United States Treasury bills determined by the Remarketing Agent on the basis of the average per annum bond equivalent yield at which such 13-week Treasury bills shall have been sold at the most recent Treasury auction during the next preceding Interest Period. If no such auction shall have been conducted during the next preceding Interest Period, or if the Remarketing Agent shall fail to determine the Alternate Interest Index, the Alternate Interest Index during such Interest Period will be the same as for the preceding Interest Period.

            "ALTERNATE LETTER OF CREDIT" means an irrevocable letter of credit issued in accordance with Section 4.6 of the Agreement.

            "AVAILABLE MONEYS" means moneys on deposit in trust with the Trustee for a period of at least one hundred twenty-three (123) days during which no petition in bankruptcy or similar insolvency proceeding has been filed by or against the Company.

            "BANK" means the issuer of the Letter of Credit, initially, Wells Fargo Bank, N.A., a national banking association.

            "BOND FUND" means the Bond principal and interest payment fund created in Section 702 of this Indenture in which there shall be established a general account and a special account. Any reference herein to the "Bond Fund" without further qualification shall constitute a reference to said general account.

            "BOND PAYMENT DATE" means any date upon which the principal of, and the redemption premium (if any) or interest on, the Bonds shall be payable pursuant to the Indenture, whether at stated maturity, by redemption, by acceleration or otherwise.

            "BOND PURCHASE AGREEMENT" means the bond purchase agreement among the Original Purchasers, the Issuer and the Company, providing for the sale of Bonds to the Original Purchasers.

            "BOND REGISTRAR" means the Trustee acting in such capacity.

            "BOND RESOLUTION" means the resolution adopted by the Issuer authorizing the issuance of the Bonds, as the same may be amended, modified or supplemented by any amendments or modifications thereof and supplements thereto entered into in accordance with the provisions of the Indenture.

            "BONDHOLDER", "OWNER" or "HOLDER OF THE BONDS" means the registered owner of any Bond.

            "BONDS" means the Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985, in the aggregate principal amount of $5,250,000, issued pursuant to the provisions of this Indenture.

            "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located and in New York, New York, are not required or authorized by law to remain closed and on which The New York Stock Exchange, Inc. is not closed.

            "CHAIRMAN" means the Chairman of the Issuer.

            "CODE" means the Internal Revenue Code of 1954, as amended, and the applicable Income Tax Regulations thereunder.

            "COMPANY" means Radiation Sterilizers, Incorporated, a corporation organized under the laws of the State of California and qualified to do business in the State, and its lawful successors and assigns, including any surviving, resulting or transferee entity as provided in Section 5.1 of the Agreement.

            "CONSTRUCTION FUND" means the Construction Fund created in Section 601 of this Indenture.

            "CONVERSION DATE" means the date upon which the Bonds begin to bear interest at the Fixed Interest Rate, which date shall be established in accordance with Section 402.

            "DATE OF TAXABILITY" means the date as of which all or any part of the interest on the Bonds is first required to be included in the gross income of any holder or former holder thereof for Federal income tax purposes by reason of the occurrence of an Event of Taxability which results in a Determination of Taxability.

            "DETERMINATION OF TAXABILITY" means a determination that the interest income on any of the Bonds is subject to Federal income taxation as a result of an Event of Taxability, which determination shall be deemed to have been made upon the occurrence of the first to occur of the following:

            (a) the date on which the Company files (in compliance with its obligations under the Agreement) any Supplemental Statement which discloses that an Event of Taxability has occurred;

            (b) the date on which the Company is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that, based upon any filings of the Company, or upon any review or audit of the Company, or upon any other grounds whatsoever, an Event of Taxability has occurred;

            (c) the date on which the Company receives notice from the Trustee in writing that the Trustee has been advised by any holder or former holder of a Bond that the Internal Revenue Service has issued a statutory notice of deficiency or similar notice to such holder or former holder which asserts in effect that the interest on the Bonds of such holder or former holder is includable in the gross income of such holder or former holder due to the occurrence of an Event of Taxability;

            (d) the date on which the Company is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the national office of the Internal Revenue Service that the interest on the Bonds is includable for Federal income tax purposes in the gross income of any holder or former holder of a Bond due to the occurrence of an Event of Taxability; or

            (e) the date on which the Company is advised in writing that a final determination, from which no further right of appeal exists, has been made by a court of competent jurisdiction in the United States of America in a proceeding with respect to which the Company has been given written notice and an opportunity to participate and defend that the interest on the Bonds is includable in the gross income of any holder or former holder of a Bond due to the occurrence of an Event of Taxability;

provided, however, no Determination of Taxability shall occur under subparagraph
(b), (c) or (d) of this paragraph unless the Company has been afforded the opportunity, at its expense, to contest any such conclusion and/or assessment and, further, no Determination of Taxability shall occur until such contest, if made, has been finally determined. The Company shall be deemed to have been afforded the opportunity to contest if it shall have been permitted to commence and maintain any action in the name of any holder or former holder of a Bond to judgment and through any appeals therefrom or other proceedings related thereto.

            "ELIGIBLE INVESTMENTS" means:

            (a) any bonds or other obligations of the United States of America which as to principal and interest constitute direct obligations of the United States of America, or any obligations of subsidiary corporations of the United States of America fully guaranteed as to payment by the United States of America;

            (b) obligations of the Federal Land Bank;

            (c) obligations of the Federal Home Loan Bank;

            (d) obligations of the Federal Intermediate Credit Bank;

            (e) obligations of the Central Bank for Cooperatives;

            (f) certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of Federal savings and loan associations and state building and loan associations located within the State which have deposits insured by the Federal Savings and Loan Insurance Corporation (including the certificates of deposit of any bank, savings and loan association or building and loan association acting as depository, custodian or trustee for an), proceeds of the Bonds); provided however, that the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, if any, shall be secured by deposit with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank located within the State, of any of the obligations included in (a), (b), (c), (d) or (e) above; and

            (g) repurchase agreements with respect to obligations included in
      (a), (b), (c), (d) or (e) above and any other investments to the extent at the time permitted by then applicable law for the investment of permitted by then applicable law for the investment of public funds;

provided, however, that "Eligible Investments" with respect to any proceeds resulting from a draw under the Letter of Credit shall mean only Government Obligations maturing on or prior to the date payment is due of the obligation for which the draw was made.

            "EVENT OF DEFAULT" means the events so denominated in Section 1101, subject to the terms of Section 1109.

            "EVENT OF TAXABILITY" means the date on which the interest income on any of the Bonds becomes subject to Federal income taxation as a result of any of the following conditions or circumstances:

            (a) as a result of Section 103(b)(6)(D) Capital Expenditures being paid or incurred with respect to the Local Facilities, the aggregate face amount of the Bonds determined in accordance with the provisions of
      Section 103(b)(6)(D) of the Code exceeds the limit permitted by said
      Section 103(b)(6)(D); or

            (b) the Bonds constitute "arbitrage bonds" within the meaning of
      Section 103(c) of the Code; or

            (c) the weighted average maturity of the Bonds exceeds the weighted average estimated economic life of the components comprising the Facilities by more than 20%, determined pursuant to Section 103(b)(14) of the Code; or

            (d) (i) more than 25% of the net proceeds of the sale of the Bonds are used to provide a facility the primary purpose of which is one of the following: retail food and beverage services (including eating and drinking places, but excluding grocery stores), automobile sales or service, or the provision of recreation or entertainment; or

                  (ii) any portion of the net proceeds of the sale of the Bonds is used to provide the following: any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility or racetrack; or

                  (iii) any portion of the net proceeds of the sale of the Bonds is used to provide any airplane, skybox or other luxury box, any health club facility, any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises; or

                  (iv) any portion of the net proceeds of the sale of the Bonds is used (directly or indirectly) for the acquisition of land (or an interest therein) to be used for farming purposes, or 25% or more of the net proceeds of the sale of the Bonds is used (directly or indirectly for the acquisition of land (or an interest therein) other than land to be used for farming purposes; or

                  (v) any portion of the net proceeds of the sale of the Bonds is used for the acquisition of any property the first use of which property is not pursuant to such acquisition, except with respect to any building (and the equipment therefor) if the rehabilitation expenditures with respect to such building equal or exceed 15% of the portion of the cost of acquiring such building (and equipment) financed with the proceeds of the Bonds; or

            (e) the Facilities are operating as a facility the primary purpose of which causes the Facilities to constitute a prohibited facility within the meaning of Section 103(b) of the Code; or

            (f) the sum of the authorized face amount of the Bonds allocable to each "test-period beneficiary" (as defined in Section 103(b)(15)(D) of the Code) plus the respective aggregate face amount of all tax-exempt industrial development bonds presently outstanding (not including any obligations which are to be redeemed from the proceeds of the Bonds) which are allocable to each such test-period beneficiary exceeds $40,000,000; or

            (g) less than substantially all of the net proceeds of the sale of the Bonds are used to pay the costs of land or property of a character subject to the allowance for depreciation under Section 167 of the Code; or

            (h) the taking of any action by the Issuer, the Company or any person acting on the Company's behalf or upon the Company's direction, or the failure of the Issuer, the Company or any such person to take any action, or any mistake in or untruthfulness of any representation of the Issuer or the Company contained in the Agreement or in any certificate of the Issuer or the Company delivered pursuant to the Agreement or this Indenture or in connection with the issuance of the Bonds, if such act or omission, or such mistake in or untruthfulness of such representation, has the effect of causing the interest income on the Bonds to be or become subject to Federal income taxation;

provided, however, that no Event of Taxability shall be deemed to have occurred with respect to any Bond if the interest income thereon shall be subject to Federal income taxation for any period solely because during that period such Bond was held by a person who is a Substantial User or a Related Person; and, provided further, that no Event of Taxability shall be deemed to have occurred if the interest income on any of the Bonds becomes subject to Federal income taxation as a result of a Taxability Change.

            "EXCESS INVESTMENT EARNINGS ACCOUNT" means the excess investment earnings account created by Section 804.

            "EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY" means the date established in the Alternate Credit Facility for the expiration thereof, and in the event such date is extended, such date as extended.

            "EXPIRATION DATE OF THE LETTER OF CREDIT" means the date established in the Letter of Credit for the expiration thereof in accordance with its terms, initially April 15, 1988, and in the event such date is extended, such date as extended.

            "EXTRAORDINARY SERVICES" and "EXTRAORDINARY EXPENSES" means all services rendered and all expenses incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses.

            "FACILITIES" means the real, personal and mixed property identified in Exhibit A to the Agreement, together with any additions and improvements thereto, modifications thereof and substitutions therefor.

            "FINANCING STATEMENTS" means any and all financing statements (including continuation statements) filed for record from time to time to perfect the security interests created or assigned

            "FIRST OPTIONAL REDEMPTION DATE" means the March 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the March 1 immediately following the Conversion Date (unless the Conversion Date is a March 1, in which case from such March 1) and March 1, 2005, multiplied by 1/2 and rounded up to the nearest whole number.

            "FIXED INTEREST RATE" means a fixed interest rate on the Bonds established in accordance with Section 402.

            "GOVERNMENT OBLIGATIONS" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and the interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par by anyone other than the holder.

            "INDENTURE" means this Trust Indenture as the same may be amended, modified or supplemented by any amendments or modifications hereof and supplements hereto entered into in accordance with the provisions hereof.

            "INTEREST INDEX" means for any Interest Period ending prior to the Conversion Date 55% of the rate of interest per annum publicly announced by Morgan Guaranty Trust Company of New York in New York, New York, as its prime rate.

            "INTEREST PAYMENT DATE" means with respect to the Bonds prior to and including the Conversion Date the first (1st) Business Day of each month commencing May 1, 1985, and after the Conversion Date the first (1st) day of each March and September.

            "INTEREST PERIOD" means with respect to the Bonds prior to the Conversion Date a period from and including the Interest Payment Date in each calendar month to and including the day next preceding the Interest Payment Date in the following calendar month, except that the first Interest Period shall be the period from and including the Original Issuance Date to and including April 30, 1985.

            "INTEREST RESERVE REQUIREMENT" means $266,000.

            "INVESTMENT COMPANY" means any open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

            "ISSUER" means the Development Authority of DeKalb County, a public body corporate and politic created and existing pursuant to the provisions of the Act, and its successors and assigns.

            "LETTER OF CREDIT" means the irrevocable letter of credit issued by the Bank contemporaneously with the original issuance of the Bonds, except that upon the issuance and delivery of an Alternate Letter of Credit, "LETTER OF CREDIT" shall mean such Alternate Letter of Credit, and upon the delivery of an Alternate Credit Facility, "LETTER OF CREDIT" shall, unless the context otherwise requires, include reference to the Alternate Credit Facility.

            "LETTER OF CREDIT AGREEMENT" means the Letter of Credit Agreement dated as of March 1, 1985, between the Company and the Bank pursuant to which the Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and includes any agreement between the Company and the Bank pursuant to which any Alternate Letter of Credit is issued or any Alternate Credit Facility is made available.

            "LOAN" means the loan by the Issuer to the Company of the proceeds from the sale of the Bonds to the Original Purchasers.

            "LOAN TERM" means the period commencing on the date of the Agreement and ending on the date on which the Bonds have been fully paid (or provision for their payment has been made) in accordance with the provisions of this Indenture.

            "MOODY'S" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by, the Issuer, at the request of the Company, by notice to the Trustee and the Bank.

            "ORDINARY SERVICES" and "ORDINARY EXPENSES" means those services normally rendered and those expenses normally incurred by a trustee under instruments similar hereto, including, but not limited to, counsel fees.

            "ORIGINAL ISSUANCE DATE" means the date on which the Bonds are first authenticated and delivered to the Original Purchasers against payment therefor.

            "ORIGINAL PURCHASERS" means Prudential-Bache Securities Inc., New York, New York.

            "OUTSTANDING BONDS" or "BONDS OUTSTANDING" means when used with reference to the Bonds at any date as of which the amount of Outstanding Bonds is to be determined, means all Bonds which have been authenticated and delivered by the Trustee hereunder, except:

            (a) Bonds cancelled because of payment or redemption or purchase prior to maturity, or otherwise;

            (b) Bonds for the payment or redemption of which sufficient moneys and/or Government Obligations meeting the terms and conditions specified in Section 1002 shall have been theretofore transferred or deposited into the Bond Fund (whether upon or prior to the maturity or redemption date of any such Bonds); provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee;

            (c) Bonds in lieu of which others have been authenticated under
      Section 203, 208 or 209; and

            (d) For purposes of any consent or other action to be taken by the holders of a specified percentage of outstanding Bonds hereunder, all Bonds held by or for the Issuer or the Company, except that for purposes of any such consent or action the Trustee shall be obligated to consider as not being outstanding only Bonds known by the Trustee to be so held.

            "PAYING AGENT" means the Trustee, and its successors, and any other Paying Agent or Paying Agents as may be appointed by the Issuer from time to time with the consent of the Company. "Principal Office" of the Paying Agent means the office of the Paying Agent designated in writing to the Issuer, the Company, the Trustee, the Bank, the Bond Registrar and the Remarketing Agent.

            "PAYMENT IN FULL OF THE BONDS" specifically encompasses the situations referred to in Section 1002.

            "PERSON" means any natural person, corporation, cooperative, partnership, trust or unincorporated organization, government or governmental body or agency, political subdivision or other legal entity as in the context may be appropriate.

            "PRINCIPAL USER" means, with respect to any "facilities" (as the term "facilities" is used in Section 103(b)(6)(E) of the Code), a "principal user" of such "facilities" within the meaning of Section 103(b)(6) of the Code.

            "RECORD DATE" means with respect to any Interest Payment Date on or before the Conversion Date the fifth (5th) day next preceding such Interest Payment Date; provided that if such day is not a Business Day, then the next preceding Business Day, and with respect to any Interest Payment Date after the Conversion Date the fifteenth (15th) day of the month next preceding such Interest Payment Date.

            "RELATED PERSON", when used with reference to any Principal User or any Substantial User, means a "related person" within the meaning of Section 103(b)(6) of the Code.

            "REMARKETING AGENT" means the remarketing agent appointed in accordance with Section 403. "Principal Office" of the Remarketing Agent shall mean the office thereof designated in writing to the Trustee, the Paying Agent the Company, the Issuer and the Bank.

            "REPLACEMENT BONDS" shall mean any Bonds delivered on or after the Conversion Date to replace Bonds issued prior to the Conversion Date, as provided in Section 203.

            "REVENUES" means (a) the payments and other amounts which under the Agreement are payable by the Company directly to the Trustee to meet amounts due with respect to the principal of, and the redemption premium (if any) and the interest on, the Bonds, (b) all other moneys received by the Issuer, or the Trustee on behalf of the Issuer, in respect of the repayment of the Loan including, but not limited to, moneys drawn under the Letter of Credit, and (c) income and profit from the investment of the payments and moneys described in
(a) and (b) above, all subject, however, to certain provisions in this Indenture with respect to the Trustee's holding moneys for the benefit of the holders of particular Bonds and to certain other provisions of this Indenture relating to excess investment earnings and the rebate thereof to the United States.

            "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, at the request of the Company, by notice to the Trustee and the Bank.

            "SECRETARY" means the Secretary of the Issuer.

            "SECURITY INTEREST" or "SECURITY INTERESTS" refers to the security interests created herein and shall have the meaning set forth in the U.C.C.

            "STATE" means the State of Georgia.

            "SUBSTANTIAL USER" means, with respect to any "facilities" (as the term "facilities" is used in Section 103(b)(6)(E) of the Code), a "substantial user" of such "facilities" within the meaning of Section 103(b)(13) of the Code.

            "SUPPLEMENTAL STATEMENT" means any statement, supplemental statement or other tax schedule, return or document filed with the Internal Revenue Service (whether pursuant to Income Tax Regulations Section 1.103-10(b)(2)(vi), as the same may be amended or supplemented, or otherwise).

            "TAXABILITY CHANGE" means any change in the Constitution or laws of the United States of America or the applicable Income Tax Regulations thereunder occurring after the date of issuance of the Bonds which results in the interest on any of the Bonds being included in the gross income of any holder (other than a holder who is a Substantial User or a Related Person).

            "TAXABLE PERIOD" means, with respect to a Bond, the period which elapses from the Event of Taxability until payment in full of such Bond.

            "TRUST ESTATE" means the property described in the granting clauses hereof.

            "Trustee" means Bank One Trust Company, N.A., Columbus, Ohio, and its successors and any corporation or association resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor trustee at the time serving as successor trustee under the Indenture. "Principal Office" of the Trustee means the principal corporate trust office of the Trustee, which office at the date of acceptance by the Trustee of the duties and obligations imposed on the Trustee by this Indenture is located at the address specified in Section 1606.

            "U.C.C." means the Uniform Commercial Code of the State, as now or hereafter amended.

            Section 102. CERTAIN RULES OF INTERPRETATION. The definitions set forth in Section 101 shall be equally applicable to both the singular and plural forms of the words and terms therein defined and shall cover all genders.

            "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular Article, Section or subdivision hereof in which such word is used.

            Reference herein to an Article number (e.g., Article IV) or a Section number (e.g., Section 702) shall be construed to be a reference to the designated Article number or Section number hereof unless the context or use dearly indicates another or different meaning or intent.

                                   ARTICLE II.

                                    THE BONDS

            Section 201. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is expressly limited to $5,250,000, subject to the provisions of Sections 203, 208 and 209.

            Section 202. ISSUANCE OF BONDS. The Bonds shall be designated "Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985", and shall bear interest payable on each Interest Payment Date. The interest rate on the Bonds shall be as provided for in the form of Bond contained in Section 206. The Bonds shall mature on March 1, 2005.

            Anything herein or in the Bonds to the contrary notwithstanding, the obligation of the Issuer hereunder shall be subject to the limitation that payments of interest to the holder of any Bond shall not be required to the extent that the receipt of any such payment by such holder would be contrary to the provisions of law applicable to such holder which limit the maximum rate of interest which may be charged or collected by such holder.

            The Bonds shall be issued initially as registered Bonds without coupons in the denomination of $50,000 each, or any integral multiple thereof, and, after the Conversion Date, in the denomination of $5,000 each, or any, integral multiple thereof. The Bonds shall be numbered consecutively from R-1 upwards (in order of the issuance) according to the records of the Bond Registrar.

            The Bonds are subject to redemption prior to maturity as provided in
Section 301.

            Prior to the Conversion Date, the Bonds may be purchased prior to maturity as provided in Section 401.

            Principal of and redemption premium (if any) and interest on, the Bonds shall be payable in lawful money of the United States of America from funds available therefor under this Indenture, without deduction for services of any Paying Agent. Principal of, and redemption premium (if any) on, each Bond shall be paid to the holder thereof upon presentation and surrender of such Bond as it becomes due at the Principal Office of the Trustee or any other Paying Agent. Interest on each Bond shall be payable by check drawn upon the Paying Agent and mailed on each Interest Payment Date to the holder of such Bond as of the close of business on the Record Date next preceding the Interest Payment Date at the registered address of such holder as it shall appear as of the close of business on such Record Date on the registration books maintained pursuant to this Indenture notwithstanding the cancellation of any of such Bonds upon any exchange or transfer of registration thereof subsequent to the Record Date and prior to such Interest Payment Date, except that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the holder in whose name any such Bond is registered at the close of business on the fifth (5th) Business Day next preceding the date of payment of such defaulted interest.

            Notwithstanding the provisions of the immediately preceding paragraph, a holder of Bonds in an aggregate principal amount of $500,000 or more may, by notice to the Paying Agent, direct the Paying Agent to make payments of interest on such holder's Bonds by means of wire transfers, in immediately available funds, to a banking institution located in the United States of America designated in such notice for the account of such holder. Any fees or charges for such wire transfers shall be paid by the Company.

            The Bonds as originally issued shall be dated the Original Issuance Date. Bonds subsequently issued shall be dated the date of authentication thereof. Each Bond shall bear interest from and including the Original Issuance Date, or if authenticated after the Original Issuance Date from and including the last date to which interest shall have been paid on the Bonds until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of this Indenture, whether at maturity, upon redemption or otherwise. Interest on the Bonds shall be paid on each Interest Payment Date and, prior to the Conversion Date, shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed. After the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year and twelve 30-day months.

            Section 203. REPLACEMENT BONDS. Replacement Bonds may be issued to replace Bonds which are not tendered for purchase pursuant to the provisions of
Section 401. Any such Replacement Bonds shall be executed and authenticated as provided in this Indenture. Replacement Bonds shall be issued as registered Bonds without coupons. Replacement Bonds shall contain the terms and provisions specified herein as to interest rate, maturity date and redemption and such other provisions as are consistent with the provisions of this Indenture. Replacement Bonds shall be in form satisfactory to the Trustee, the Issuer and the Company. The Company shall bear all expenses in connection with the preparation and delivery of Replacement Bonds.

            Section 204. EXECUTION; LIMITED OBLIGATION. The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of its Chairman or Vice Chairman and the Issuer's corporate seal shall be affixed thereto or printed or otherwise reproduced thereon and attested by the manual or facsimile signature of its Secretary. If any officer of the Issuer who shall have executed any Bond shall cease to be such officer before the Bond so executed (by manual or facsimile signature) shall be authenticated and delivered by the Trustee, such Bond nevertheless may be authenticated and delivered as though the person who executed such Bond had not ceased to be such officer of the Issuer, and also any Bond may be executed on behalf of the Issuer by such persons as at the actual time of such execution of such Bond shall be the proper officers of the Issuer, although at the date of such Bond such persons may not have been officers of the Issuer.

            The obligation of the Issuer to pay the Bonds and the interest thereon shall not be a general obligation of the Issuer but shall be a limited obligation which shall be payable from, and wholly secured by, the Trust Estate.

            Section 205. AUTHENTICATION. (Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinafter set forth executed by the Trustee shall be entitled to any right or benefit hereunder. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered hereunder. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder.

            Section 206. FORM OF BONDS. The Bonds, the Trustee's certificate of authentication, the validation certificate and the form of assignment shall, at the Trustee's discretion, be in substantially the forms and format hereinafter set forth with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby, including without limitation any deletion of terms no longer applicable after the Conversion Date and the inclusion of provisions described in Section 203, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds:

                             [FORM OF BOND - FRONT]

No. R-                                                                 $________

                            UNITED STATES OF AMERICA
                                STATE OF GEORGIA
                     DEVELOPMENT AUTHORITY OF DEKALB COUNTY
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BOND
                  (RADIATION STERILIZERS, INCORPORATED PROJECT)
                                   SERIES 1985

                          Maturity Date: March 1, 2005

Original Issuance Date: March 21, 1985                              CUSIP:______

Registered Holder:______________________________________________________________

Principal Amount:_________________________________ Dollars ($__________________)

            FOR VALUE RECEIVED, the DEVELOPMENT AUTHORITY OF DEKALB COUNTY (the "Issuer"), a public body corporate and politic created and existing pursuant to an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended (the "Act"), promises to pay to the Registered Holder identified above, or registered assigns, but solely from the sources and in the manner hereinafter set forth, the Principal Amount identified above on the Maturity Date identified above, and to pay from said sources interest thereon from the Original Issuance Date identified above, or if this Bond is authenticated after the Original Issuance Date, from and including the last date to which interest shall have been paid on the "Bonds" (hereinafter defined), at the rates and on the dates set forth herein until payment of such principal sum has been made or provided for, subject to the provisions hereinafter mentioned with respect to redemption prior to maturity. The principal sum of this Bond is payable in lawful money of the United States of America without deduction for services of any paying agent, at the principal corporate trust office of the Trustee, currently BANK ONE TRUST COMPANY, NA., Columbus, Ohio, but only upon presentation and surrender of this Bond at maturity or upon redemption prior to maturity. Interest payable on any "Interest Payment Date" (hereinafter defined) will be paid, in lawful money of the United States of America without deduction for services of the paying agent and, subject to certain exceptions provided in the "Indenture" hereinafter described, to the person in whose name this Bond is registered at the close of business on the "Record Date" (hereinafter defined) for such Interest Payment Date. Except as otherwise provided in the Indenture, interest on this Bond is payable by check drawn upon the Trustee and mailed to the registered holder of this Bond at his address as it appears on the registration books of the Trustee. This Bond shall be purchased on the demand of the registered holder by the "Paying Agent" and/or the "Remarketing Agent" as hereinafter described.

            This Bond is one of a duly authorized issue of Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985 (the "Bonds"), issuable under a Trust Indenture, dated as of March 1, 1985 (hereinafter, as the same may be amended and supplemented in accordance with its terms, referred to as the "Indenture"), duly executed and delivered by the Issuer to Bank One Trust Company, N.A., a national banking association, as Trustee (the term "Trustee" where used herein referring to said Trustee or its successors in said trust appointed pursuant to the Indenture), aggregating in principal amount Five Million Two Hundred Fifty Thousand Dollars ($5,250,000) and issued for the purpose of providing funds to lend to Radiation Sterilizers, Incorporated, a California corporation qualified to do business in the State of Georgia (the "Company"), so that the Company may acquire, construct and install property comprising an industrial facility for the sterilization of packaged products using ionizing radiation, such facility to be located in DeKalb County, Georgia (the "Facilities"). The proceeds of the Bonds will be lent to the Company pursuant to the terms of the Loan Agreement (the "Agreement"), dated as of March 1, 1985, between the Issuer and the Company.

            THIS BOND AND THE REDEMPTION PREMIUM (IF ANY) AND THE INTEREST HEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A GENERAL OBLIGATION OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF GEORGIA OR OF ANY POLITICAL SUBDIVISION THEREOF, AND DOES NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE SAID STATE OR ANY POLITICAL SUBDIVISION THEREOF TO LEVY OR TO PLEDGE ANY FORM OF TAXATION WHATEVER FOR THE PAYMENT OF SUCH PRINCIPAL, REDEMPTION PREMIUM (IF ANY) AND INTEREST. This Bond is payable solely from the "Revenues" (defined in the Indenture) and the Issuer is obligated to pay the principal of, and the redemption premium (if any) and the interest on, this Bond only from the Development Authority of DeKalb County Bond Fund -- Radiation Sterilizers, Incorporated Project, 1985 (the "Bond Fund"), created in the Indenture. No holder of this Bond shall ever have the right to compel the exercise of the taxing power of the State of Georgia or any political subdivision thereof, including DeKalb County, Georgia, to pay this Bond or the redemption premium (if any) or the interest hereon or any other cost incident thereto, or to enforce payment hereof against any property of said State or any political subdivision thereof. No recourse shall be had for the payment of the principal of, or the redemption premium (if any) or the interest on, this Bond against any officer or director of the Issuer.

            This Bond is issued and the Indenture was authorized, executed and delivered by the Issuer under and pursuant to the Constitution and laws of the State of Georgia, including particularly the Act and a resolution of the Issuer duly adopted on March 5, 1985. Pursuant to the terms of the Agreement the Company has agreed to pay to the Issuer such amounts as will be fully sufficient to pay the principal of, and the redemption premium (if any) and the interest on, the Bonds as the same become due and to pay certain administrative expenses in connection with the Bonds.

            Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds, the nature and extent of the security, the rights, duties and obligations of the Issuer, the Company and the Trustee, the rights of the holders of the Bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or redemption date hereof, to all of the provisions of which the holder hereof, by the acceptance of this Bond, assents.

            THE TERMS AND PROVISIONS OF THIS BOND AND THE DEFINITIONS OF CERTAIN TERMS USED HEREIN ARE CONTINUED ON THE REVERSE SIDE HEREOF AND SUCH CONTINUED TERMS AND PROVISIONS AND DEFINITIONS SHALL FOR ALL PURPOSES HAVE SUCH EFFECT AS THOUGH SET FORTH FULLY AT THIS PLACE.

            IT IS HEREBY CERTIFIED AND RECITED that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist and be performed precedent to and in the issuance of this Bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Issuer, have happened, exist and have been performed in due time, form and manner as required by law.

            This Bond shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee by manual signature of the certificate hereon endorsed.

            IN WITNESS WHEREOF, the DEVELOPMENT AUTHORITY OF DEKALB COUNTY has caused this Bond to be executed with the manual or duly authorized reproduced facsimile signature of its Chairman, and the reproduced facsimile of its corporate seal to be imprinted hereon and attested by the manual or duly authorized reproduced facsimile signature of its Secretary.


                                                DEVELOPMENT AUTHORITY
                                                OF DEKALB COUNTY



(CORPORATE SEAL)                                By:        [FORM]
                                                  ------------------------------
                                                   Chairman

ATTEST:


      [FORM]
-----------------------------
Secretary



                                   * * * * *

                     [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                               TO APPEAR ON FRONT OF BOND]

            This Bond is one of the Bonds described in the within-mentioned Indenture.


                                           BANK ONE TRUST COMPANY, N.A.,
                                           as Trustee


                                           By:__________________________________
                                              Authorized Signature

                                           Date of Authentication:______________


                                    * * * * *


                         [FORM OF VALIDATION CERTIFICATE
                           TO APPEAR ON FRONT OF BOND]

                             VALIDATION CERTIFICATE

STATE OF GEORGIA

COUNTY OF DEKALB

            The undersigned Clerk of the Superior Court of DeKalb County, Georgia, HEREBY CERTIFIES that the within Bond was confirmed and validated by judgment of the Superior Court of DeKalb County, Georgia, rendered on the 18th day of March, 1985, that no intervention or objection was filed thereto and that no appeal has been taken therefrom.

            WITNESS the manual or duly authorized reproduced facsimile of my signature and the reproduced facsimile seal of said Court.


(SEAL)                                                 [FORM]
                                                --------------------------------
                                                Clerk, Superior Court,
                                                DeKalb County, Georgia


                                    * * * * *

                              [FORM OF BOND - BACK]


DEFINITIONS

            In addition to the words and terms defined on the face of this Bond and in the Indenture and the Agreement the following words and terms as used herein shall have the following meanings unless the context or use indicates another or different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined:

            "ADJUSTMENT DATE" means, after the Conversion Date, the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility or the Expiration Date of the Letter of Credit, as the case may be.

            "ALTERNATE CREDIT FACILITY" means a credit facility other than the Letter of Credit, including without limitation, an irrevocable letter of credit or bond insurance policy, which provides for payment of the principal of, and interest on, the Bonds, when due.

            "ALTERNATE INTEREST INDEX" means for any Interest Period ending prior to the Conversion Date 65% of the interest rate applicable to 13-week United States Treasury bills determined by the Remarketing Agent on the basis of the average per annum bond equivalent yield at which such 13-week Treasury bills shall have been sold at the most recent Treasury auction during the next preceding Interest Period. If no such auction shall have been conducted during the next preceding Interest Period, or if the Remarketing Agent shall fail to determine the Alternate Interest Index, the Alternate Interest Index during such Interest Period will be the same as for the preceding Interest Period.

            "ALTERNATE LETTER OF CREDIT" means an irrevocable letter of credit other than the Letter of Credit issued in accordance with the Agreement.

            "BANK" means the issuer of the Letter of Credit, initially, Wells Fargo Bank, N.A., a national banking association.

            "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located and in New York, New York, are not required or authorized by law to remain closed and on which The New York Stock Exchange, Inc. is not closed.

            "CONVERSION DATE" means the date upon which the Bonds begin to bear interest at the Fixed Interest Rate.

            "DATE OF TAXABILITY" means the date as of which all or any part of the interest on the Bonds is first required to be included in the gross income of any holder or former holder thereof for Federal income tax purposes by reason of the occurrence of an "Event of Taxability" (defined in the Indenture) which results in a "Determination of Taxability" (defined in the Indenture).

            "EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY" means the date established in the Alternate Credit Facility for the expiration thereof, and in the event such date is extended, such date as extended.

            "EXPIRATION DATE OF THE LETTER OF CREDIT" means the date established in the Letter of Credit for the expiration thereof in accordance with its terms, initially April 15, 1988, and in the event such date is extended, such date as extended.

            "FIRST OPTIONAL REDEMPTION DATE" means the March I occurring in the year which is a number of years after the Conversion Date equal to the number of years between the March 1 immediately following the Conversion Date (unless the Conversion Date is a March 1, in which case from such March 1) and March 1, 2005, multiplied by 1/2 and rounded up to the nearest whole number.

            "FIXED INTEREST RATE" means a fixed non-floating interest rate on the Bonds.

            "INTEREST INDEX" means for any Interest Period ending prior to the Conversion Date 55% of the rate of interest per annum publicly announced by Morgan Guaranty Trust Company of New York in New York, New York, as its prime rate.

            "INTEREST PAYMENT DATE" means with respect to the Bonds prior to and including the Conversion Date the first Business Day of each month commencing May 1, 1985, and after the Conversion Date the first day of each March and September.

            "INTEREST PERIOD" means with respect to the Bonds prior to the Conversion Date a period from and including the Interest Payment Date in each calendar month to and including the day next preceding the Interest Payment Date in the following calendar month, except that the first Interest Period shall be the period from and including the Original Issuance Date to and including April 30, 1985.

            "INVESTMENT COMPANY" means any open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

            "LETTER OF CREDIT" means the irrevocable letter of credit issued by the Bank contemporaneously with the original issuance of the Bonds, except that upon the issuance and delivery of an Alternate Letter of Credit, "LETTER OF CREDIT" shall mean such Alternate Letter of Credit, and upon the delivery of an Alternate Credit Facility, "Letter OF CREDIT" shall, unless the context otherwise requires, include reference to the Alternate Credit Facility.

            "LETTER OF CREDIT AGREEMENT" means the Letter of Credit Agreement, dated as of March 1, 1985, between the Company and the Bank pursuant to which the Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and includes any agreement between the Company and the Bank pursuant to which any Alternate Letter of Credit is issued or any Alternate Credit Facility is made available.

            "MOODY'S" means Moody's Investors Service, Inc.

            "PAYING AGENT" means the paying agent appointed in accordance with the Indenture, initially Bank One Trust Company, N.A., Columbus, Ohio.

            "RECORD DATE" means with respect to any Interest Payment Date on or before the Conversion Date the fifth (5th) day next preceding such Interest Payment Date; provided that if such day is not a Business Day, then the next preceding Business Day, and with respect to any Interest Payment Date after the Conversion Date the fifteenth (15th) day of the month next preceding such Interest Payment Date.

            "REMARKETING AGENT" means the remarketing agent appointed in accordance with the Indenture, initially Prudential-Bache Securities Inc., New York, New York.

            "S&P" means Standard & Poor's Corporation.

Interest Rate

            For the first Interest Period, the Bonds shall bear interest at the rate of 5.60% per annum. Thereafter, for each Interest Period ending before the Conversion Date, the interest rate on the Bonds shall be a rate determined by the Remarketing Agent, in its discretion, to be that rate which, if borne by the Bonds, would, in the judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, be the interest rate necessary to enable the Remarketing Agent to remarket all outstanding Bonds on the Interest Payment Date occurring in such Interest Period at a price equal to 100% of the principal amount thereof; provided, however, that the interest rate so determined shall not be more than 140% of the greater of, nor less than 90% of the lesser of, the Interest Index and the Alternate Interest Index for such Interest Period unless the Interest Index and the Alternate Interest Index have been eliminated pursuant to a supplemental indenture entered into in accordance with the provisions of the Indenture.

            For the second Interest Period and each Interest Period thereafter ending prior to the Conversion Date, the interest rate to be borne by the Bonds shall be determined as provided in the preceding paragraph as of, and shall be made available to the Company, the Trustee and the Bank on, the fourth Business Day next preceding the first day of each Interest

Period. The determination of the interest rate on the Bonds by the Remarketing Agent will be conclusive and binding upon the bondholders.

            Notwithstanding anything to the contrary contained herein the interest rate on the Bonds shall never exceed twenty per centum (20%) per annum.

            Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed.

Optional Redemption of Bonds

            Prior to the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part in integral multiples of $50,000 on any Interest Payment Date, on a date selected by the Company at a price equal to 100% of the principal amount to be redeemed plus accrued interest thereon, if any, to the redemption date.

            After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or, to the extent permitted by Section 4.3(c) of the Agreement, in part in integral multiples of $5,000 on any Interest Payment Date, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, in the event of (1) condemnation of the Facilities or any part thereof to the extent provided in Section 4.3(c) of the Agreement, or (2) exercise by the Company of its prepayment option as provided in Section 4.3(d) of the Agreement.

            After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date in integral Multiples of $5,000, on a date selected by the Company at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth in the following table plus accrued interest, if any, to the redemption date:

                                                                  Redemption
            Redemption Dates                                        Prices
            ----------------                                      ----------
      First Optional Redemption Date through
        the following February 28                                    103%

      First Anniversary of the First Optional
        Redemption Date through the following
        February 28                                                  102%

      Second Anniversary of the First Optional
        Redemption Date through the following
        February 28                                                  101%

      Third Anniversary of the First Optional
        Redemption Date and thereafter                               100%

Mandatory Redemption of Bonds

            Upon the occurrence of a Determination of Taxability, the Bonds are subject to mandatory redemption by the Issuer at a redemption price of 100% of the principal amount to be redeemed plus accrued interest, if any, to the redemption date on the fifteenth (15th) Business Day following the date of such Determination of Taxability if the date of such Determination of Taxability precedes the Conversion Date, or on the seventy-fifth (75th) day following the date of such Determination of Taxability if the date of Determination of Taxability is on or after the Conversion Date. The Bonds shall be redeemed in whole unless, in the opinion of "Independent Tax Counsel" (defined in the Agreement) the redemption of a portion of the outstanding principal amount of the Bonds would have the result that the interest payable on the Bonds remaining outstanding after such redemption would not be included in the gross income for Federal income tax purposes of any holder of the Bonds (other than a holder who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 103(b) of the Internal Revenue Code of 1954, as amended), in which event only such portion of the outstanding Bonds shall be redeemed.

Purchase of Bonds

            On or before the Conversion Date, any Bond or portion thereof in an integral multiple of $50,000 shall be purchased by the Paying Agent, on the demand of the holder thereof, if such holder shall be an Investment Company, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Paying Agent at its principal corporate trust office in Columbus, Ohio, of a written notice which states (A) that such holder is an Investment Company, (B) the principal amount of such Bond to be purchased, and (C) the date on which such Bond or portion thereof shall be purchased pursuant to this paragraph, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Paying Agent; and (ii) delivery of such Bond, and, in the case of a Bond or portion thereof to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Paying Agent, for interest due on such Interest Payment Date, at the Paying Agent's principal office in Columbus, Ohio, at or prior to 10:00 a.m., New York City time, on the date specified in the aforesaid notice; provided, however, that such Bond or portion thereof shall be purchased pursuant to this paragraph only if the Bond so delivered to the Paying Agent shall conform in all respects to the description thereof in the aforesaid notice. Upon receipt by the Paying Agent of notice from any Investment Company holder of its intention to require any Bonds held by such holder to be purchased, the Paying Agent shall notify the Remarketing Agent by telephone or telegraph and confirmed promptly in writing of such fact, and the Remarketing Agent shall undertake to remarket any such Bonds in the same manner as in the case of Bonds purchased by the Remarketing Agent pursuant to the next succeeding paragraph.

            On or before the Conversion Date, any Bond or portion thereof in an intergral multiple of $50,000 shall be purchased by the Remarketing Agent, on the demand of the holder thereof, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase upon: (i) delivery to the Remarketing Agent at its Principal Office of a written notice which (A) states the principal amount of such Bond to be purchased, and (B) states the date on which such Bond or portion thereof shall be purchased pursuant to this paragraph, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Remarketing Agent; and (ii) delivery of such Bond and, in the case of a Bond or portion thereof to be purchased prior to the Interest Payment Date for any Interest Period and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Remarketing Agent for interest due on such Interest Payment Date, to an office designated by the Remarketing Agent in New York, New York, presently, c/o Marine Midland Bank, 140 Broadway, New York, New York 10004, Attention: Clearance Department Level A, at or prior to 10:00 a.m., New York City time, on the date specified in the aforesaid notice; provided, however, that such Bond or portion thereof shall be so purchased pursuant to this paragraph only if the Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

            All Bonds shall be purchased by the Paying Agent on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit and on the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility, at a purchase price equal to the principal amount thereof, except (i) Bonds, or portions thereof in an integral multiple of $50,000 if prior to the Conversion Date or $5,000 if on or after the Conversion Date, with respect to which the Paying Agent shall have received written directions not to so purchase such Bonds or portions thereof from the holders of the same, (ii) Bonds delivered to the Paying Agent or the Remarketing Agent as described in the two preceding paragraphs for purchase on such Interest Payment Date or on any Business Day in the Interest Period next preceding such Interest Payment Date and (iii) Bonds issued upon the registration of transfer of Bonds referred to in clauses (i) or (ii) above. Any Bonds not delivered to the Paying Agent for purchase as described above (other than Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Paying Agent.

            All Bonds shall be purchased by the Paying Agent on the Conversion Date at a purchase price equal to the principal amount thereof except (i) Bonds, or portions thereof in an integral multiple of $5,000, with respect to which the Paying Agent shall have received written directions not to so purchase such Bonds or portions thereof from the holders of the same, (ii) Bonds delivered to the Remarketing Agent or the Paying Agent as described in the second and third preceding paragraphs for purchase on any Business Day in the Interest Period next preceding the Conversion Date, and (iii) Bonds issued upon the registration of transfer of Bonds referred to in clauses (i) or (ii) above. Any Bonds not delivered to the Paying Agent for purchase (other than Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Paying Agent. The provisions of this paragraph shall not apply if there has occurred and is continuing on the prospective purchase date an "Event of Default" (defined in the Indenture).

            In the event that all Bonds are to be purchased by the Paying Agent pursuant to either of the two next preceding paragraphs, a holder of Bonds may direct the Paying Agent not to purchase any Bond or portion thereof owned by such holder by delivering to the Paying Agent, on or before the third (3rd) Business Day preceding the date fixed for such purchase, an instrument or instruments in writing executed by such holder (i) specifying the numbers of the Bonds held by such holder, (ii) specifically acknowledging each of the matters set forth in clauses (i) through (vii) of the second paragraph under the heading "Notices" hereinafter set forth, and (iii) directing the Paying Agent not to purchase such Bonds or portions thereof. Any instrument delivered to the Paying Agent in accordance with this paragraph shall be irrevocable with respect to the Bonds for which such instrument is delivered and shall be binding upon subsequent holders of such Bonds.

            ANY UNTENDERED BONDS, FOR WHICH THERE SHALL HAVE BEEN IRREVOCABLY DEPOSITED ON OR BEFORE THE INTEREST PAYMENT DATE NEXT PRECEDING (A) THE EXPIRATION DATE OF THE LETTER OF CREDIT OR (B) THE EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY, OR THE CONVERSION DATE, AS THE CASE MAY BE, IN TRUST WITH THE TRUSTEE AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE OF SUCH BONDS DUE WITH RESPECT TO THE PURCHASE THEREOF SHALL CEASE TO ACCRUE INTEREST ON THE INTEREST PAYMENT DATE NEXT PRECEDING (A) THE EXPIRATION DATE OF THE LETTER OF CREDIT OR (B) THE EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY, OR THE CONVERSION DATE, AS THE CASE MAY BE, AND SHALL BE DEEMED

TO HAVE BEEN TENDERED FOR PURCHASE AND PURCHASED BY THE PAYING AGENT, REPLACEMENT BONDS SHALL BE ISSUED IN PLACE OF SUCH UNTENDERED BONDS PURSUANT TO
SECTION 203 OF THE INDENTURE.

            NO DELIVERY OF BONDS TO THE PAYING AGENT OR THE REMARKETING AGENT OR PURCHASE OF BONDS BY THE PAYING AGENT OR THE REMARKETING AGENT SHALL CONSTITUTE A REDEMPTION OF BONDS OR ANY EXTINGUISHMENT OF THE DEBT REPRESENTED THEREBY.

Conversion to Fixed Interest Rate

            At any time, the Company may, by notice in writing to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent and the Bank, direct that a Fixed Interest Rate be established for the Bonds. The Company's notice shall set forth: (i) the Conversion Date desired by the Company, which shall be an Interest Payment Date not less than thirty (30) days after the date of such notice; and (ii) the date the Fixed Interest Rate shall be established, which shall be not less than twelve (12) Business Days prior to the Conversion Date. The notice shall be accompanied by an opinion of Independent Tax Counsel stating that the conversion to a Fixed Interest Rate is authorized and permitted by the Indenture and the Act, and that such conversion will not adversely affect the exemption of interest on the Bonds from Federal income taxation. The Remarketing Agent shall determine the Fixed Interest Rate on the date specified in such notice, which rate shall be the lowest rate at which the Remarketing Agent shall have received bids, not later than the twelfth (12th) Business Day prior to the Conversion Date, to purchase all of the outstanding Bonds at a purchase price of 100% of the outstanding principal amount thereof on the Conversion Date. Prior to the Expiration Date of the Letter of Credit, conversion to the Fixed Interest Rate shall require the prior written consent of the Bank.

            Any Bonds purchased by the Remarketing Agent or the Paying Agent pursuant to the terms of the Indenture after the Trustee has given notice of the establishment of a Conversion Date shall not be remarketed except to a buyer who agrees at the time of such purchase either (i) to accept the Fixed Interest Rate on the Conversion Date, or (ii) to require purchase of such Bonds by the Remarketing Agent or the Paying Agent on or before the Conversion Date pursuant to the first two paragraphs under the heading "Purchase of Bonds" set forth above.

            The Letter of Credit shall be cancelled on the fifteenth (15th) day following the Conversion Date, and the Trustee shall deliver the Letter of Credit to the Bank on such day, unless prior to such day the Trustee has received written notification from both the Company and the Bank stating that the Letter of Credit is not to be cancelled on such day.

            In the event that the Letter of Credit or an Alternate Credit Facility is in effect with respect to Bonds following the Conversion Date, the Fixed Interest Rate shall be adjusted on the Adjustment Date so as to equal the lowest rate of interest at which the Remarketing Agent shall have received bids on or prior to the twelfth (12th) Business Day next preceding the Adjustment Date to purchase all outstanding Bonds on the Adjustment Date at a price of 100% of the principal amount thereof. Following such adjustment, the Bonds shall bear interest at the Fixed Interest Rate determined pursuant to this paragraph until maturity.

            THE BONDS SHALL NOT BE SUBJECT TO PURCHASE, AS PROVIDED IN SECTION 401 OF THE INDENTURE, AFTER THE EXPIRATION DATE OF THE LETTER OF CREDIT.

            The owner of this Bond, by the acceptance hereof, hereby covenants, and consents to and agrees to be bound by the covenant of the Trustee, not to claim or accept the benefits of any Federal guarantee which would cause any Bond to become subject to Federal income taxation under the provisions of Section 103(h) of the Internal Revenue Code of 1954, as amended, and acknowledges and agrees that in the event of a failure by the Bank to fulfill its obligations, in whole or in part, with respect to any draw on the Letter of Credit, the Trustee is prohibited from making any claim on the Federal Deposit Insurance Corporation with respect to any such failure and agrees that no claim will be made by or on behalf of such registered owner against the Federal Deposit Insurance Corporation in the event of a failure by the Bank to fulfill its obligations, in whole or in part, with respect to any draw on the Letter of Credit.

Notices

            In the event any Bonds are called for redemption, the Trustee, on behalf of the Issuer, shall give notice of such redemption, which notice shall
(i) identify the Bonds or portions thereof to be redeemed, the redemption date, the redemption price and the place or places where the amounts due upon such redemption shall be payable (which shall be principal corporate trust office of the Trustee), and (ii) state that on the redemption date the Bonds to be redeemed shall cease to bear interest. Such notice shall be given at least ten
(10) Business Days prior to the redemption date if the redemption date is on or prior to the Conversion Date and at least thirty (30) days prior to the redemption date if the redemption date is after the Conversion Date.

            The Trustee, on behalf of the Issuer, shall give notice of the establishment of the Conversion Date, the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, which notice shall include a statement (i) of the date on which the Bonds are to be purchased by the Paying Agent as a result of the establishment of the Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility, (ii) if applicable, that the Letter of Credit or the Alternate Credit Facility shall terminate fifteen (15) days after such purchase date, (iii) that any ratings of the Bonds by Moody's or S&P may be withdrawn or reduced from the ratings on the Bonds then prevailing, (iv) that the Indenture provides that Bonds are required to be delivered to the Paying

Agent for purchase on the date specified in such notice, and that Bonds not delivered to the Paying Agent on such date shall nonetheless be deemed to have been purchased by the Paying Agent (unless the holders thereof have directed the Paying Agent not to purchase such Bonds or portions thereof) and, accordingly, no interest subsequent to the date specified in such notice shall be payable to such holders, (v) of the rights of the holders to direct the Paying Agent not to purchase Bonds held by them, and the method of exercising such rights, (vi) that on the purchase date designated in such notice the Paying Agent shall hold moneys equal to the purchase price for all Bonds not delivered on such date, in trust,. for the holders of such Bonds, which moneys shall be paid upon surrender of Bonds to the Paying Agent and (vii) that if the purchase of the Bonds will result from the establishment of the Conversion Date, after the Conversion Date the Bonds will bear interest at the Fixed Interest Rate and the holders of the Bonds will not have the right to require the Paying Agent to purchase Bonds. Such notice shall be given at least ten (10) Business Days prior to the date on which the Bonds are to be purchased as a result of the establishment of a Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility.

            If the Company shall direct the Trustee to notify the Bank and the holders of outstanding Bonds that an Alternate Letter of Credit or an Alternate Credit Facility will be delivered to the Trustee, the Trustee shall give such notice, which notice shall state (i) the proposed date of delivery to the Trustee of the Alternate Letter of Credit or Alternate Credit Facility, (ii) the date of the Alternate Letter of Credit or Alternate Credit Facility, (iii) the expiration date of the Letter of Credit for which the Alternate Letter of Credit or Alternate Credit Facility is to be substituted, (iv) the expiration date of the Alternate Letter of Credit or Alternate Credit Facility, (v) the issuer of the Alternate Letter of Credit or Alternate Credit Facility, and a brief description of such issuer, and (vi) if the Bonds are then rated by Moody's or S&P either (A) that any ratings of the Bonds by Moody's or S&P may be withdrawn or reduced from such ratings then prevailing, or (B) such ratings of the Bonds by Moody's or S&P shall have been based upon such Alternate Letter of Credit or Alternate Credit Facility. Such notice shall be given at least thirty (30) Business Days prior to the delivery of the Alternate Letter of Credit or Alternate Credit Facility to the Trustee.

            Any notice required to be given pursuant to any of the three preceding paragraphs shall be given by mailing a copy thereof by registered or certified mail to the holder of each Bond (provided, however, that a notice of redemption need be given only to holders of Bonds to be redeemed in whole or in part) at the address for such holder shown on the registration books maintained by the Bond Registrar pursuant to the Indenture. Failure to give such notice by mailing, or any defect in such notice, to the holder of any Bonds shall not affect the validity of the proceedings with respect to any other Bonds.

            If, because of the temporary or permanent suspension of regular mail service, or for any other reason, it is impossible or impractical to mail such notice of redemption or purchase in the manner herein provided, then such other manner of giving notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient notice. Failure to give or receive such notice with respect to any Bond shall not affect the validity of any proceedings for the redemption or purchase of any other Bonds.

Miscellaneous

            The Bonds are issuable only as fully registered bonds in the denomination of $50,000 or any integral multiple thereof; provided, however, that any Bonds issued upon exchange or transfer on or after the Conversion Date shall be in the denomination of $5,000 or any integral multiple thereof. The Bonds are interchangeable in equal aggregate principal amounts and in authorized denominations at the principal corporate trust office of the Trustee, as Bond Registrar, in the manner, subject to the limitations and on payment of the charges provided in the Indenture.

            This Bond is transferable by the bondholder in person or by his attorney duly authorized in writing at the principal corporate trust office of the Trustee, in Columbus, Ohio, all subject to the terms and conditions provided in the Indenture.

            The Bonds, upon the surrender thereof at the principal corporate trust office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the bondholder or his duly authorized attorney, may, at the option of the bondholder, be exchanged for an equal aggregate principal amount of Bonds of the same maturity and interest rate of any other authorized denomination, in the manner and subject to the conditions provided in the Indenture.

            The Trustee shall not be required to transfer or exchange any Bond
(i) during the period following the Record Date next preceding any Interest Payment Date of such Bond and such Interest Payment Date, (ii) after the giving of notice calling such Bond for redemption or partial redemption has been made, or (iii) until the certificate of validation on any replacement Bond shall have been properly executed by the Clerk of the Superior Court of DeKalb County, Georgia.

            No service charge shall be made for any transfer or exchange hereinbefore referred to, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith as a condition precedent to the exercise of such privilege.

            This Bond is issued with the intent that the laws of the State of Georgia shall govern its construction.

            The person in whose name this Bond is registered shall be deemed and regarded as the absolute owner hereof for all purposes, and payment of or on account of either principal or interest made to such registered holder shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid.

            The particular Bond of this series, or portion thereof in the case of certain bonds of a principal amount greater than $50,000, or, on or after the Conversion Date, $5,000, to be redeemed in the case of a partial redemption under any of the provisions of the Indenture, shall be selected by the Trustee by prorating the amount of Bonds to be redeemed among the holders by equalizing, from time to time, the portions of the Bonds to be redeemed, all in the manner set forth in the Indenture. Any partial redemption shall be in multiples of $50,000, or, on or after the Conversion Date, $5,000.

            Upon deposit with the Trustee of the moneys required to effect any redemption, the Bonds or portion thereof thus called and provided for shall not bear interest after the redemption date and shall not be considered to be outstanding or to have any other rights under the Indenture other than the right to receive payment.

            By the acceptance of this Bond, the bondholder agrees that if less than the entire principal amount of this Bond is to be redeemed, payment of the redemption price will be made only upon the surrender of this Bond to the Trustee. Upon surrender hereof, there shall be issued to the bondholder, without charge therefor, for the unredeemed balance hereof, a Bond or Bonds in any of the authorized denominations as more fully set out in the Indenture.

            The holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the agreements therein, or to take any action with respect to any "Event of Default" as defined in the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. The stated maturity of this Bond and the stated dates for the payment of interest may be accelerated upon the occurrence of certain "Events of Default" as defined in the Indenture. The occurrence of certain other such "Events of Default" will permit the acceleration of the stated maturity of this Bond and the stated dates for the payment of interest as provided in the Indenture. Modifications, amendments or supplements to the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.


                                   * * * * *

                               [FORM OF ASSIGNMENT
                           TO APPEAR ON BACK OF BOND]

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFICATION NUMBER OF ASSIGNEE

----------------------------------

----------------------------------

----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within bond of the DEVELOPMENT AUTHORITY OF DEKALB COUNTY and does hereby constitute and appoint _____________________ attorney to transfer the said bond on the books of the within named issuer, with full power of substitution in the premises.



Dated:


In the presence of:  ____________________       ________________________________
                                                Bondholder


                                                Signature Guaranteed:

                                                ________________________________


                              [END OF FORM OF BOND]

            Section 207. DELIVERY OF BONDS. Upon the execution and delivery hereof, the Issuer shall execute the Bonds and deliver them to the Trustee, and the Trustee shall authenticate the Bonds and deliver them to the Original Purchasers as shall be directed by the Issuer as hereinafter in this Section provided.

            Prior to the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee:

            (a) A copy, certified by the Secretary of the Issuer, of all resolutions adopted and proceedings had by the Issuer authorizing the issuance of the Bonds, including the Bond Resolution authorizing the execution, delivery and performance of this Indenture and the Agreement;

            (b) An original executed counterpart of this Indenture, the Agreement and the Letter of Credit Agreement and the original Letter of Credit;

            (c) Copies of the Financing Statements filed to perfect the security interests;

            (d) An original executed counterpart of the certification of the Issuer establishing its reasonable expectations to the effect that the Bonds will not be "arbitrage bonds" within the meaning of Section 103(c) of the Code, together with an opinion of King & Spalding, Bond Counsel, to the effect that the Bonds are not "arbitrage bonds";

            (e) A copy of completed IRS Form 8038, "Information Return for Private Activity Bond Issues", filed by or on behalf of the Issuer pursuant to (i) Section 103(1) of the Code, and (ii) O.C.G.A. Section 36-82-160;

            (f) A copy of the notice of election filed by or on behalf of the Issuer with the Internal Revenue Service pursuant to Section 103(b)(6)(D) of the Code;

            (g) A copy of the transcript of the proceeding in the DeKalb County Superior Court validating the Bonds;

            (h) The written opinion of Counsel for the Company or other Counsel satisfactory to the Issuer and the Trustee expressing the opinion that the Financing Statements referred to in (c) above have been filed and said security interests are "perfected" security interests within the meaning of the U.C.C., as amended, and that there are no other properly indexed financing statements or liens of record affecting the property as to which said security interests were created;

            (i) An opinion of Counsel for the Company to the effect that the Agreement and the Letter of Credit Agreement have been duly authorized, executed and delivered by the Company;

            (j) An opinion of King & Spalding, Bond Counsel, to the effect that the Bonds have been duly authorized, executed and delivered by the Issuer and constitute legal, valid, binding and enforceable limited obligations of the Issuer entitled to the benefits of and secured by this Indenture; and

            (k) A request and authorization to the Trustee on behalf of the Issuer and signed by its Chairman or Vice Chairman to authenticate and deliver the Bonds in such specified denominations as permitted herein to the Original Purchasers upon payment to the Trustee, but for the account of the Issuer, of a specified sum of money. The proceeds from the sale of the Bonds shall be paid over to the Trustee and deposited to the credit of the Bond Fund and Construction Fund as hereinafter provided in Article VI.

            Section 208. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. If any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee (upon the receipt of a written authorization from the Issuer) may authenticate and deliver a new Bond of the same maturity, interest rate, aggregate principal amount and tenor in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, as Bond Registrar, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Trustee evidence satisfactory to it of the ownership of such Bond and of such loss, theft or destruction, together with indemnity satisfactory to it. If any such Bond shall have matured or a redemption date pertaining thereto shall have passed, instead of issuing a new Bond the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the holder of such Bond with their reasonable fees and expenses in this connection.

            In executing a new Bond and in furnishing the Trustee with the written authorization to authenticate and deliver a new Bond as provided for in this Section, the Issuer may rely conclusively on a representation of the Trustee that the Trustee is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Bond.

            Section 209. EXCHANGEABILITY AND TRANSFER OF BONDS; PERSONS TREATED AS OWNERS. The Issuer shall cause books for the registration and for the transfer of the Bonds as provided herein to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the Issuer.

            Bonds may be transferred on the books of registration kept by the Trustee by the holder in person or by his duly authorized attorney, upon surrender thereof, together with a written instrument of transfer executed by the holder or his duly authorized attorney. Upon surrender for transfer of any Bond with all partial redemptions endorsed thereon at the principal office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds of the same maturity, interest rate, aggregate principal amount and tenor and of any authorized denomination or denominations and numbered consecutively in order of issuance according to the records of the Bond Registrar.

            Bonds may be exchanged at the principal office of the Trustee for an equal aggregate principal amount of Bonds of the same maturity, interest rate, aggregate principal amount and tenor and of any authorized denomination or denominations. The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding.

            Such transfers of registration or exchanges of Bonds shall be without charge to the holders of such Bonds, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

            The Trustee shall not be required to transfer or exchange any Bond
(i) during the period following the record date next preceding any interest payment date of such Bond and such interest payment date, (ii) after the giving of notice calling such Bond for redemption or partial redemption has been made, or (iii) until the certificate of validation on any replacement Bond shall have been properly executed by the Clerk of the Superior Court of the County.

            The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of either principal or interest shall be made only to or upon the order of the registered owner thereof or his duly authorized attorney, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

            The inclusion of the foregoing provisions shall constitute (i) a continuing request from the Issuer to the Clerk of the Superior Court of the County to execute the certificate of validation on any replacement Bonds issued, and (ii) the appointment of the Trustee as agent for the Issuer to do any and all things necessary to effect any exchange or transfer.

            All Bonds issued upon any transfer or exchange of Bonds shall be legal, valid and binding limited obligations of the Issuer, evidencing the same debt, and entitled to the same security and benefits under this Indenture as the Bonds surrendered upon such transfer or exchange.

            In executing any Bond upon exchange or transfer provided for in this Section, the Issuer may rely conclusively on a representation of the Trustee that such execution is required.

                                  ARTICLE III.

                       REDEMPTION OF BONDS BEFORE MATURITY

            Section 301.  REDEMPTION DATES AND PRICES.

Optional Redemption

            (a) Prior to the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part in integral multiples of $50,000 on any Interest Payment Date on a date selected by the Company at a price equal to 100% of the principal amount to be redeemed plus accrued interest thereon, if any, to the redemption date. Prior to the Expiration Date of the Letter of Credit any such redemption shall be made solely from Available Moneys.

            (b) After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or, to the extent permitted by Section 4.3(c) of the Agreement in part in integral multiples of $5,000 on any Interest Payment Date, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, in the event of (1) condemnation of the Facilities or any part thereof to the extent provided in Section 4.3(c) of the Agreement or, (2) exercise by the Company of its prepayment option as provided in Section 4.3(d) of the Agreement. Prior to the Expiration Date of the Letter of Credit, any such redemption shall be made solely from Available Moneys.

            (c) After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date in integral multiples of $5,000, on a date selected by the Company at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth in the following table plus accrued interest, if any, to the redemption date:

                                                               Redemption
            Redemption Dates                                     Prices
            ----------------                                   ----------
            First Optional Redemption Date through
            the following February 28                             103%

            First Anniversary of the First Optional
            Redemption Date through the following
            February 28                                           102%

            Second Anniversary of the First Optional
            Redemption Date through the following

            February 28                                           101%

            Third Anniversary of the First Optional
            Redemption Date and thereafter                        100%

            Prior to the Expiration Date of the Letter of Credit, any such redemption shall be made solely from Available Moneys.

            (d) If less than all of the Bonds are called for redemption (regardless of whether such redemption is at the option of the Company or pursuant to any mandatory redemption provisions of this Indenture), the selection of Bonds or portions thereof to be called shall be made by the Trustee in accordance with Section 305; provided, however, that Bonds held by the Bank as a result of any draw under the Letter of Credit shall be selected for redemption prior to any other Bonds.

            (e) Prior to the Conversion Date, the Issuer, or the Company on behalf of the Issuer, shall give the Trustee written notice of an election to redeem Bonds at least ten (10) Business Days prior to the latest day on which the Trustee may give the bondholders notice of redemption pursuant to subsection (a) of Section 302 of this Indenture; provided, however, that prior to the Expiration Date of the Letter of Credit, no such notice shall be deemed effective unless at the time such notice is received by the Trustee the Trustee is holding sufficient Available Moneys to pay the principal of, and redemption premium (if any) and interest on, the Bonds to be redeemed.

Mandatory Redemption

            Upon the occurrence of a Determination of Taxability, the Bonds are subject to mandatory redemption by the Issuer at a redemption price of 100% of the principal amount redeemed plus accrued interest, if any, to the redemption date on the fifteenth (15th) Business Day following the date of such Determination of Taxability if the date of such Determination of Taxability precedes the Conversion Date, or on the seventy-fifth (75th) day following the date of such Determination of Taxability if the date of Determination of Taxability is on or after the Conversion Date. The Bonds shall be redeemed in whole unless, in the opinion of Independent Tax Counsel, the redemption of a portion of the outstanding principal amount of the Bonds would have the result that the interest payable on the Bonds remaining outstanding after such redemption would not be included in the gross income for Federal income tax purposes of any holder of the Bonds (other than a holder who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 103(b) of the Code), in which event only such portion of the outstanding Bonds shall be redeemed. Prior to the Expiration Date of the Letter of Credit the redemption price shall be paid solely with proceeds drawn under the Letter of Credit.

            Section 302. NOTICES OF REDEMPTION, CONVERSION DATE, EXPIRATION DATE OF THE LETTER OF CREDIT, EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY OR DELIVERY OF AN ALTERNATE LETTER OF CREDIT OR ALTERNATE CREDIT FACILITY.

            (a) In the event any Bonds are called for redemption, the Trustee, on behalf of the Issuer, shall give notice of such redemption, which notice shall (i) identify the Bonds or portions thereof to be redeemed, the redemption date, the redemption price and the place or places where the amounts due upon such redemption shall be payable (which shall be the Principal Office of the Trustee), and (ii) state that on the redemption date the Bonds to be redeemed shall cease to bear interest. Such notice may set forth any additional information relating to such redemption. Such notice shall be given at least ten
(10) Business Days prior to the redemption date if the redemption date is on or prior to the Conversion Date and at least thirty (30) days prior to the redemption date if the redemption is after the Conversion Date.

            (b) The Trustee, on behalf of the Issuer, shall give notice of the establishment of the Conversion Date, the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, which notice shall include a statement (i) of the date on which the Bonds are to be purchased by the Paying Agent as a result of the establishment of the Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility, (ii) if applicable, that the Letter of Credit or the Alternate Credit Facility shall terminate fifteen (15) days after such purchase date, (iii) that any ratings of the Bonds by Moody's or S&P may be withdrawn or reduced from the ratings on the Bonds then prevailing, (iv) that the Indenture provides that Bonds are required to be delivered to the Paying Agent for purchase on the date specified in such notice, and that Bonds not delivered to the Paying Agent on such date shall nonetheless be deemed to have been purchased by the Paying Agent (unless the holders thereof have directed the Paying Agent not to purchase such Bonds or portions thereof) and, accordingly, no interest subsequent to the date specified in such notice shall be payable to such holders, (v) of the rights of the holders to direct the Paying Agent not to purchase Bonds held by them,, and the method of exercising such rights, (vi) that on the purchase date designated in such notice the Paying Agent shall hold moneys equal to the purchase price for all Bonds not delivered on such date, in trust, for the holders of such Bonds, which moneys shall be paid upon surrender of Bonds to the Paying Agent and (vii) that if the purchase of the Bonds will result from the establishment of the Conversion Date, after the Conversion Date the Bonds will bear interest at the Fixed Interest Rate and the holders of the Bonds will not have the right to require the Paying Agent to purchase Bonds. Such notice shall be given at least ten (10) Business Days prior to the date on which the Bonds are to be purchased as a result of the establishment of a Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility.

            (c) If the Company, in accordance with Section 4.6 of the Agreement shall direct the Trustee to notify the Bank and the holders of

Outstanding Bonds that an Alternate Letter of Credit or an Alternate Credit Facility will be delivered to the Trustee, the Trustee shall give such notice, which notice shall state (i) the proposed date of delivery to the Trustee of the Alternate Letter of Credit or Alternate Credit Facility, (ii) the date of the Alternate Letter of Credit or Alternate Credit Facility, (ii) the expiration date of the Letter of Credit for which the Alternate Letter of Credit or Alternate Credit Facility is to be substituted, (iv) the expiration date of the Alternate Letter of Credit or Alternate Credit Facility, (v) the issuer of the Alternate Letter of Credit or Alternate Credit Facility, and a brief description of such issuer, and (vi) if the Bonds are then rated by Moody's or S&P, either
(A) that any ratings of the Bonds by Moody's or S&P may be withdrawn or reduced from such ratings then prevailing, or (B) such ratings of the Bonds by Moody's or S&P shall have been based upon such Alternate Letter of Credit or Alternate Credit Facility. Such notice shall be given at least thirty (30) Business Days prior to the delivery of the Alternate Letter of Credit or Alternate Credit Facility to the Trustee. The Company shall cause a description of the issuer of the Alternate Letter of Credit or Alternate Credit Facility to be furnished to the Trustee in time sufficient to permit the Trustee to give the notice provided for in this subsection (c).

            (d) Any notice required to be given pursuant to subsections (a), (b) or (c) of this Section 302 shall be given by mailing a copy thereof by registered or certified mail to the holder of each Bond (provided, however, that a notice of redemption need be given only to holders of Bonds to be redeemed in whole or in part) at the address for such holder shown on the registration books maintained by the Bond Registrar pursuant to the Indenture. Failure to give such notice by mailing, or any defect in such notice, to the holder of any Bonds shall not affect the validity of the proceedings with respect to any other Bonds.

            (e) If, because of the temporary or permanent suspension of regular mail service, or for any other reason, it is impossible or impractical to mail such notice of redemption or purchase in the manner herein provided, then such other manner of giving notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient notice. Failure to give or receive such notice with respect to any Bond shall not affect the validity of any proceedings for the redemption or purchase of any other Bonds.

            (f) Prior to the Expiration Date of the Letter of Credit, any notice required to be given pursuant to subsection (a) or (b) of this Section 302 shall also be given to the Bank. Any such notice and any notice required to be given to the Bank pursuant to subsection (c) of this Section 302 shall be given to the Bank by telephone or telegraph, promptly confirmed in writing. Immediately after the redemption or cancellation of any Bonds, the Trustee shall promptly notify the Bank, in accordance with the provisions of the Letter of Credit, of the aggregate principal amount of Bonds redeemed or cancelled and the aggregate principal amount of Bonds Outstanding after such cancellation or redemption.

            Section 303. CANCELLATION. All Bonds which have been surrendered for the purpose of payment redemption, exchange or transfer shall be cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bond cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be disposed of as directed by a written order of the Issuer or the Company.

            If any Bonds are deemed to have been purchased by the Trustee pursuant to subsections (c) or (d) of Section 401, then such Bonds shall be deemed cancelled whether or not such bonds shall have been delivered to the Trustee; and the Issuer shall execute and the Trustee shall authenticate and deliver to or upon the order of the Company, a Replacement Bond or Bonds in the principal amount equal to the aggregate principal amount of Bonds deemed cancelled in accordance with this paragraph.

            Section 304. PAYMENT OF BONDS UPON REDEMPTION. In the case of a redemption of any Bond or a portion thereof, on the date set for redemption in the written notice to bondholders required to be given in Section 302, the Trustee, as paying agent shall pay the redemption price upon surrender of such Bond to the Trustee in lawful money of the United States of America. Upon surrender of a Bond for partial redemption, there shall be issued to such bondholder, without charge therefor, for the unredeemed balance thereof, a Bond or Bonds in any of the authorized denominations as provided in Section 209.

            Section 305. PRO RATA REDEMPTION. With respect to any partial redemption of Bonds, the Trustee shall prorate the aggregate principal amount of Bonds to be redeemed among all holders in proportion to the principal amount of such Bonds registered in the name of each such holder; provided, however, that in any such prorating the Trustee shall, according to such method as it shall deem proper in its discretion, make such adjustments by increasing or decreasing by not more than $50,000 or, on or after the Conversion Date, $5,000, the amount which would be allocable on the basis of exact proportion to any one or more holders of Bonds as may be necessary to the end that the principal amount so prorated shall be in each instance an integral multiple of $50,000 or, on or after the Conversion Date, $5,000. On each subsequent partial redemption of Bonds, the Trustee shall make such adjustments, to the extent practicable, as will equalize on a cumulative basis, the prorations among bondholders. Any partial redemption shall be in a multiple of $50,000 or, on or after the Conversion Date, $5,000.

                                   ARTICLE IV.

                        PURCHASE AND PLACEMENT OF BONDS;
                                LETTER OF CREDIT

Section 401.  PURCHASE OF THE BONDS.

            (a) On or before the Conversion Date, any Bond or portion thereof in an integral multiple of $50,000 shall be purchased by the Paying Agent on the demand of the holder thereof, if such holder shall be an Investment Company, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Paying Agent at its Principal Office of a written notice which states (A) that such holder is an Investment Company, (B) the principal amount of such Bond to be purchased and (C) the date on which such Bond or portion thereof shall be purchased pursuant to this subsection (a), which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Trustee; and (ii) delivery of such Bond, and, in the case of a Bond or portion thereof to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Paying Agent for interest due on such Interest Payment Date, at the Paying Agent's Principal Office at or prior to 10:00 a.m., New York City time, on the date specified in the aforesaid notice; provided, however, that such Bond or portion thereof shall be so purchased pursuant to this subsection (a) only if the Bond so delivered to the Paying Agent shall conform in all respects to the description thereof in the aforesaid notice. Upon receipt by the Paying Agent of notice from any Investment Company holder of its intention to require any Bonds held by such holder to be purchased, the Paying Agent shall notify the Remarketing Agent by telephone or telegraph and confirmed promptly in writing of such fact, and the Remarketing Agent shall undertake to remarket any such Bonds in the same manner as in the case of Bonds purchased by the Remarketing Agent pursuant to subsection (b) below.

            (b) On or before the Conversion Date, any Bond or portion thereof in an integral multiple of $50,000 shall be purchased by the Remarketing Agent on the demand of the holder thereof, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Remarketing Agent at its Principal Office of a written notice which states (A) the principal amount of such Bond to be purchased, and (B) the date on which such Bond or portion thereof shall be purchased pursuant to this subsection (b), which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Remarketing Agent and (ii) delivery of such Bond and, in the case of a Bond or portion thereof to be purchased prior to the Interest Payment Date for any Interest Period and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Remarketing Agent, for interest due on such Interest Payment Date, to the Principal Office of the Remarketing Agent at or prior to 10:00 a.m., New York City time, on the date specified in the aforesaid notice; provided, however, that such Bond or portion thereof shall be so purchased pursuant to this subsection (b) only if the Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

            (c) All Bonds shall be purchased by the Paying Agent on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit and on the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility, at a purchase price equal to the principal amount thereof, except (i) Bonds, or portions thereof in an integral multiple of $50,000 if prior to the Conversion Date or $5,000 if on or after the Conversion Date, with respect to which the Paying Agent shall have received written directions not to so purchase such Bonds or portions thereof from the holders of the same, (ii) Bonds delivered to the Paying Agent or the Remarketing Agent as described in subsection (a) or (b) of this Section 401 for purchase on such Interest Payment Date, or on any Business Day in the Interest Period next preceding such Interest Payment Date, and (iii) Bonds issued upon the registration of transfer of Bonds referred to in clauses (i) or (ii) above. Any Bonds not delivered to the Paying Agent for purchase as described above (other than Bonds described in clauses
(i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Paying Agent.

            (d) All Bonds shall be purchased by the Paying Agent on the Conversion Date at a purchase price equal to the principal amount thereof except
(i) Bonds, or portions thereof in an integral multiple of $5,000, with respect to which the Paying Agent shall have received written directions not to so purchase such Bonds or portions thereof from the holders of the same, (ii) Bonds delivered to the Paying Agent or the Remarketing Agent as described in subsection (a) or (b) of this Section 401 for purchase on the Conversion Date or on any Business Day in the Interest Period next preceding the Conversion Date, and (iii) Bonds issued upon the registration of transfer of Bonds referred to in clauses (i) or (ii) above. Any Bonds not delivered to the Paying Agent for purchase (other than Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Paying Agent. The provisions of this paragraph (d) shall not apply if there has occurred and is continuing on the prospective purchase date an Event of Default.

            (e) In the event that all Bonds are to be purchased by the Paying Agent pursuant to subsections (c) or (d) of this Section 401, a holder of Bonds may direct the Paying Agent not to purchase any Bonds or portions thereof owned by such holder by delivering to the Paying Agent, on or before the third (3rd) Business Day preceding the date fixed for such purchase, an instrument or instruments in writing executed by such holder (i) specifying the numbers of the Bonds held by such holder, (ii) specifically acknowledging each of the matters set forth in clauses (i) through (vii) of Section 302(b) of this Indenture, and
(iii) directing the Paying Agent not to
purchase such Bonds or portions thereof. Any instrument delivered to the Paying Agent in accordance with this subsection (e) shall be irrevocable with respect to the Bonds for which such instrument is delivered and shall be binding upon subsequent holders of such Bonds. Any Bond purchased by the Remarketing Agent or the Paying Agent pursuant to the terms of this Indenture after the Trustee has given notice of the Expiration Date of the Letter of Credit, the Expiration Date of the Alternate Credit Facility or the Conversion Date, pursuant to subsection
(b) of Section 302 of this Indenture, shall not be remarketed except to a buyer who either (i) specifically acknowledges, in writing, on the date of purchase each of the matters set forth in clauses (i) through (vii) of subsection (b) of
Section 302 of this Indenture, or (ii) agrees to require purchase of such Bonds by the Remarketing Agent or the Paying Agent on or before the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, as the case may be.

            (f) Upon delivery to the Paying Agent of Bonds in accordance with subsection (a) or by the Remarketing Agent of Bonds in accordance with subsection (b) of this Section 401, the Remarketing Agent shall offer such Bonds for sale and shall use its best efforts to sell such Bonds, any such sale to be at a price equal to 100% of the principal amount thereof on the date stated in the notice provided by the holder of such Bonds; provided that to the extent any moneys described in clause (i) of subsection (g) of this Section 401 or moneys derived from the sale of Bonds to the Company, Charles King & Associates, a California limited partnership, or Charles King, its general partner, shall be on deposit with the Trustee, any Bonds delivered to the Remarketing Agent shall be purchased with such moneys and shall not be sold by the Remarketing Agent.

            (g) On the date Bonds are to be purchased by the Paying Agent in accordance with subsection (a) or by the Remarketing Agent in accordance with subsection (b) of this Section 401, the Paying Agent or the Remarketing Agent shall purchase such Bonds with immediately available funds at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase. Funds for the payment of such purchase price shall be derived solely from the following sources in the order of priority indicated, and neither the Issuer, the Paying Agent nor the Remarketing Agent shall be obligated to provide funds from any other source:

            (i) Available Moneys representing proceeds described in Section 5.11 of the Agreement;

            (ii) proceeds of the sale of such Bonds by the Remarketing Agent, excluding proceeds of any such sale of Bonds to the Company, Charles King & Associates, a California limited partnership, or Charles King, its general partner;

            (iii) moneys representing proceeds of a drawing by the Trustee pursuant to the Letter of Credit; and

            (iv) moneys representing moneys furnished by the Company pursuant to
      Section 4.11 of the Agreement.

The Remarketing Agent shall direct the Trustee, by telephone or telegraph and confirmed promptly in writing, to provide such moneys to the Paying Agent or the Remarketing Agent (and to draw moneys under the Letter of Credit, if necessary) to the extent necessary to make timely payments required to be made in accordance with this subsection (g).

            (h) On any date on which Bonds are to be purchased by the Paying Agent in accordance with subsection (c) or (d) of this Section 401, the Paying Agent shall purchase such Bonds with immediately available funds at the purchase price specified therein. Funds for the payment of such purchase price shall be derived solely from the following sources in the order of priority indicated, and neither the Issuer nor the Trustee nor the Paying Agent shall be obligated to provide funds from any other source:

            (i) Available Moneys representing proceeds described in Section 5.11 of the Agreement;

            (ii) moneys representing proceeds of a drawing by the Trustee pursuant to the Letter of Credit; and

            (iii) moneys furnished by the Company to the Trustee pursuant to
      Section 4.11 of the Agreement.

            (i) The Remarketing Agent and the Paying Agent shall hold in a separate account moneys representing the purchase price of Bonds purchased in accordance with this Section 401 until such Bonds have been delivered to the Remarketing Agent or the Paying Agent, as the case may be, by the holders thereof. The Remarketing Agent and the Paying Agent shall invest such moneys only in Government Obligations maturing not more than thirty (30) days after purchase, as directed by the Company by telephone and confirmed in writing. Earnings from such investments shall be paid into the Bond Fund.

            (j) Bonds sold by the Remarketing Agent pursuant to subsection (f) of this Section 401 shall be delivered to the purchaser thereof. Bonds purchased by the Remarketing Agent with moneys described in clause (i) of subsection (g) of this Section 401 and Bonds purchased with moneys derived from the Company, Charles King & Associates, a California limited partnership, or Charles King, its general partner, shall be delivered to the Trustee for cancellation. Bonds purchased by the Remarketing Agent with moneys described in clause (iii) of subsection (g) of this Section 401 shall be registered in the name of, and delivered to, the Bank or its nominee. Bonds purchased by the Remarketing Agent with moneys described in clause (iv) of subsection (g) of this Section 401 shall, at the direction of the Company, be (A) held by the Remarketing Agent for the account of the Company, (B) delivered to the Trustee for cancellation, or
(C) delivered to the Company; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be cancelled; and, provided further, that any Bonds so purchased shall be registered in the name of, and delivered to, the Bank or its nominee if the Trustee shall have received notice from the Bank of the occurrence of an Event of Default under the Letter of Credit Agreement. The Remarketing Agent shall deliver to the person to whom any Bond is delivered the due-bill check relating to such Bond, if any, delivered to the Remarketing Agent in accordance with subsection (b) of this
Section 401.

            (k) Bonds purchased by the Trustee with moneys described in clause
(i) of subsection (h) of this Section 401 shall be cancelled. Bonds purchased by the Trustee with moneys described in clause (ii) of subsection (h) of this
Section 401 shall be registered in the name of, and delivered to, the Bank or its nominee. Bonds purchased by the Trustee with moneys described in clause
(iii) of subsection (h) of this Section 401 shall, at the direction of the Company, be (A) cancelled, or (B) delivered to the Company; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be cancelled; and, provided further, that any Bonds so purchased shall be registered in the name of, and delivered to, the Bank or its nominee if the Trustee shall have received notice from the Bank of the occurrence of an Event of Default under the Letter of Credit Agreement.

            (1) The Paying Agent shall deliver to the Bank the due-bill checks, if any, delivered to the Paying Agent in accordance with subsection (a) of this
Section 401.

            (m) Bonds delivered as provided in subsections (j) or (k) of this
Section 401 shall be registered in the manner directed by the recipient thereof.

            (n) Whenever Bonds are delivered to the Bank pursuant to subsections
(j) or (k) of this Section 401, the Trustee, as Bond Registrar, shall notify the Company of the principal amount of such Bonds and the date of delivery thereof to the Bank (which date of delivery shall be deemed to be the date upon which the draw on the Letter of Credit resulting in such delivery was made). The Trustee shall create and maintain records sufficient to permit the Trustee to determine the interest payable on any Bond during any period in which such Bond is held by the Bank as a result of a draw on the Letter of Credit, and the Trustee shall advise the Company not later than the Business Day immediately preceding each Interest Payment Date as to the amount of such interest.

            (o) The Trustee shall upon receipt of any direction by the Remarketing Agent pursuant to subsection (g) of this Section 401, draw moneys under the Letter of Credit in accordance with the terms thereof in the amounts specified in such direction and furnish such moneys to the Remarketing Agent.

            (p) Any Bonds delivered to the Remarketing Agent or the Paying Agent pursuant to the terms of this Indenture during the period commencing on the date that the Trustee has given the first notice described in Section 302(c) of this Indenture and ending on the date of delivery to the Trustee of an Alternate Letter of Credit or Alternate Credit Facility shall not be remarketed except to a buyer who expressly acknowledges at the time of such purchase each of the matters set forth in the notice required by Section 302(c) of this Indenture and agrees to purchase such Bonds notwithstanding the proposed delivery of an Alternate Letter of Credit or Alternate Credit Facility.

            ANY UNTENDERED BONDS, FOR WHICH THERE SHALL HAVE BEEN IRREVOCABLY DEPOSITED ON OR BEFORE THE INTEREST PAYMENT DATE NEXT PRECEDING (A) THE EXPIRATION DATE OF THE LETTER OF CREDIT OR (B) THE EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY, OR THE CONVERSION DATE, AS THE CASE MAY BE, IN TRUST WITH THE TRUSTEE AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE OF SUCH BONDS DUE WITH RESPECT TO THE PURCHASE THEREOF SHALL CEASE TO ACCRUE INTEREST ON THE INTEREST PAYMENT DATE NEXT PRECEDING (A) THE EXPIRATION DATE OF THE LETTER OF CREDIT OR (B) THE EXPIRATION DATE OF THE ALTERNATE CREDIT FACILITY, OR THE CONVERSION DATE, AS THE CASE MAY BE, AND SHALL BE DEEMED TO HAVE BEEN TENDERED FOR PURCHASE AND PURCHASED BY THE PAYING AGENT, REPLACEMENT BONDS SHALL BE ISSUED IN PLACE OF SUCH UNTENDERED BONDS PURSUANT TO SECTION 203 HEREOF.

            NO DELIVERY OF BONDS TO THE PAYING AGENT OR THE REMARKETING AGENT OR PURCHASE OF BONDS BY THE PAYING AGENT OR THE REMARKETING AGENT SHALL CONSTITUTE A REDEMPTION OF BONDS OR ANY EXTINGUISHMENT OF THE DEBT REPRESENTED THEREBY.

            Section 402.  CONVERSION TO FIXED INTEREST RATE.

            (a) At any time, the Company may, by notice in writing to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent and the Bank direct that a Fixed Interest Rate be established for the Bonds. The Company's notice shall set forth: (i) the Conversion Date desired by the Company, which shall be an Interest Payment Date not less than thirty (30) days after the date of such notice; and (ii) the date the Fixed Interest Rate shall be established, which shall be not less than twelve (12) Business Days prior to the Conversion Date. The notice shall be accompanied by an opinion of Independent Tax Counsel stating that the conversion to a Fixed Interest Rate is authorized and permitted by this Indenture and the Act, and that such conversion will not adversely affect the exemption of interest on the Bonds from Federal income taxation. The Remarketing Agent shall determine the Fixed Interest Rate on the date specified in such notice, which rate shall be the lowest rate at which the Remarketing Agent shall have received bids, not later than the twelfth (12th) Business Day prior to the Conversion Date, to purchase all of the Outstanding Bonds at a purchase price of 100% of the outstanding principal amount thereof on the Conversion Date. Prior to the

Expiration Date of the Letter of Credit, conversion to the Fixed Interest Rate shall require the prior written consent of the Bank.

            (b) Any Bonds purchased by the Remarketing Agent or the Paying Agent pursuant to the terms of this Indenture after the Trustee has given notice of the establishment of a Conversion Date, pursuant to subsection (b) of Section 302 of this Indenture, shall not be remarketed except to a buyer who agrees at the time of such purchase either (i) to accept the Fixed Interest Rate on the Conversion Date, or (ii) to require purchase of such Bonds by the Remarketing Agent or the Paying Agent on or before the Conversion Date pursuant to subsection (a) or (b) of Section 401 of this Indenture.

            (c) The Letter of Credit shall be cancelled on the fifteenth (15th) day following the Conversion Date, and the Trustee shall deliver the Letter of Credit to the Bank on such day, unless prior to such day the Trustee has received written notification from both the Company and the Bank stating that the Letter of Credit is not to be cancelled on such day.

            (d) In the event that the Letter of Credit or an Alternate Credit Facility is in effect with respect to Bonds following the Conversion Date, the Fixed Interest Rate shall be adjusted on the Adjustment Date so as to equal the lowest rate of interest at which the Remarketing Agent shall have received bids on or prior to the twelfth (12th) Business Day next preceding the Adjustment Date to purchase all Outstanding Bonds on the Adjustment Date at a price of 100% of the principal amount thereof. Following such adjustment, the Bonds shall bear interest at the Fixed Interest Rate determined pursuant to this Section 402(d) until maturity.

            THE BONDS SHALL NOT BE SUBJECT TO PURCHASE, AS PROVIDED IN SECTION 401 OF THIS INDENTURE, AFTER THE EXPIRATION DATE OF THE LETTER OF CREDIT.

            Section 403. REMARKETING AGENT. Prudential-Bache Securities Inc., New York, New York, is hereby appointed the Remarketing Agent for the Bonds. The Remarketing Agent shall designate to the Trustee, the Paying Agent, the Company, the Issuer and the Bank its principal office and signify the acceptance of the duties and obligations imposed upon it under the Indenture by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Remarketing Agent will agree, particularly:

            (a) to hold all Bonds delivered to it pursuant to the Indenture in trust for the benefit of the respective bondholders who shall have so delivered such Bonds until moneys representing the purchase price of such Bonds shall have been delivered to or for the Account of or to the order of such bondholders;

            (b) to hold all moneys delivered to it for the purchase of Bonds in trust for the benefit of the person who shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person;

            (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Company, the Bank, the Trustee and the Paying Agent at all reasonable times;

            (d) not later than the fourth (4th) Business Day preceding each Interest Payment Date, to give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Company, the Trustee and the Bank specifying the interest rate on the Bonds for the Interest Period commencing on such Interest Payment Date, determined pursuant to and in accordance with the provisions contained in the form of Bond contained in
      Section 206 of this Indenture;

            (e) to deliver to the Company, the Trustee, the Paying Agent and the Bank a copy of each notice delivered to it in accordance with Section 401(b) of this Indenture and, immediately upon the delivery to it of Bonds in accordance with said Section 401(b), to give telephonic or telegraphic notice to the Company, the Trustee, the Paying Agent and the Bank specifying the principal amount of the Bonds so delivered and the principal amount of such Bonds remarketed; and

            (f) to deliver all Bonds and due-bill checks delivered to it pursuant to the Indenture to the persons to whom the same are to be delivered in accordance with Section 401(j) of this Indenture.

            The Issuer shall cooperate with the Trustee to cause the necessary arrangements to be made and to be thereafter continued whereby Bonds executed by the Issuer and authenticated by the Trustee shall be made available to the Remarketing Agent to the extent necessary for delivery to purchasers thereof.

            The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least ninety
(90) days written notice to the Issuer, the Company, the Bank, the Trustee and the Paying Agent. The Remarketing Agent may be removed at any time, at the direction of the Company, by an instrument signed by the Issuer and filed with the Remarketing Agent, the Bank, the Trustee and the Paying Agent. In the event of the resignation or removal of the Remarketing Agent, a successor Remarketing Agent shall be designated by the Issuer, at the direction of the Company and with the consent of the Bank. Any successor Remarketing Agent shall be authorized by law to perform all the duties imposed upon it by this Indenture and shall be a commercial bank having an aggregate of capital, paid in surplus and retained earnings of not less than FIFTY MILLION DOLLARS ($50,000,000) or a member of the National Association of Securities Dealers, Inc. having a capitalization of at least FIFTEEN MILLION DOLLARS ($15,000,000) or having a line of credit with a commercial bank in the amount of at least FIFTEEN MILLION DOLLARS ($15,000,000). In addition, any successor Remarketing Agent (or its parent corporation, if such successor is a subsidiary of a holding company) shall have outstanding securities rated not lower than Baa3 (or a substantially equivalent rating) by Moody's if such a requirement is a condition to the maintenance of the then existing Moody's rating of the Bonds.

            Section 404.  LETTER OF CREDIT.

            (a) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary to make timely payments of principal of and interest on the Bonds and to pay the purchase price of Bonds purchased pursuant to Section 401 of this Indenture.

            (b) If at any time there shall have been delivered to the Trustee
(i) an Alternate Letter of Credit or an Alternate Credit Facility and (ii) an opinion of Independent Tax Counsel stating that the delivery of such Alternate Letter of Credit or Alternate Credit Facility to the Trustee is authorized under the Agreement and the Act, complies with the terms of the Agreement and will not adversely affect the tax-exempt status of the Bonds, then the Trustee shall accept such Alternate Letter of Credit or Alternate Credit Facility and immediately surrender the previously held Letter of Credit to the Bank, in accordance with the terms of such Letter of Credit, for cancellation. Unless the Company and the Bank shall have given written notice to the Trustee to the contrary, the Trustee shall fifteen (15) days after the Conversion Date surrender the Letter of Credit to the Bank, in accordance with the terms of the Letter of Credit, for cancellation. If at any time there shall cease to be any Bonds outstanding under the Indenture, other than Bonds delivered to the Bank pursuant to any draw under the Letter of Credit, the Trustee shall immediately surrender the Letter of Credit to the Bank, in accordance with the terms of the Letter of Credit, for cancellation. The Trustee shall comply with the procedures set forth in the Letter of Credit Agreement and the Letter of Credit (including, but not limited to, execution and delivery of appropriate certificates) relating to the extension, reduction, reinstatement or termination of the Letter of Credit.

            Section 405. NO FEDERAL GUARANTEE. Notwithstanding any other provision of this Indenture, neither the Issuer, the Trustee nor any bondholder shall claim or accept the benefits of any Federal guarantee which would cause the Bonds to become subject to Federal income taxation under the provisions of
Section 103(h) of the Code, including, without limitation, insurance of the Federal Deposit Insurance Corporation, if any, applicable to the Letter of Credit. In the event of the failure by the Bank to fulfill its obligations, in whole or in part, with respect to any draw on the Letter of Credit, the Trustee shall have no power or right to make any claim against the Federal Deposit Insurance Corporation with respect to any such failure by the Bank.

                                   ARTICLE V.

                                GENERAL COVENANTS

            Section 501. PAYMENT OF PRINCIPAL, PURCHASE PRICE, REDEMPTION PREMIUM (IF ANY) AND INTEREST. The Issuer covenants that it will promptly pay (but only from the funds hereinafter described) the principal or purchase price of, and the redemption premium (if any) and the interest on, the Bonds at the place, on the dates and in the manner provided herein and in the Bonds. The Bonds are payable solely out of the Revenues in the manner and to the extent herein specified, and nothing in the Bonds or in this Indenture should be considered to be an assignment or pledge of any other funds or assets of the Issuer other than the Trust Estate. The Bonds and the interest and redemption premium (if any) thereon shall not now or ever be deemed to constitute or to create in any manner a debt, liability or obligation of the State or of any political subdivision thereof or a pledge of the faith and credit of the State or any such political subdivision nor a general obligation of the Issuer but shall be limited obligations of the Issuer payable solely from the Revenues and other funds pledged therefor in accordance with the Agreement and this Indenture and shall not be payable from any assets or funds of the Issuer other than the Revenues and other funds pledged therefor, and neither the faith and credit nor the taxing power of the State or any political subdivision thereof is pledged to the payment of the principal or purchase price of, or the redemption premium (if any) or the interest on, the Bonds.

            Section 502. PERFORMANCE OF COVENANTS; AUTHORITY. The Issuer covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the Issuer pertaining thereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State including particularly the Act, (a) to issue the Bonds, (b) to execute, deliver and perform this Indenture, and (c) to assign and pledge the Trust Estate in the manner and to the extent herein set forth; and that all action on its part for the issuance of the Bonds and the execution, delivery and performance of this Indenture has been duly and effectively taken; and that the Bonds are and will be legal, valid, binding and enforceable limited obligations of the Issuer according to the import thereof.

            Section 503. FILING OF FINANCING STATEMENTS. The Issuer agrees that it will cause all Financing Statements (other than continuation statements) to be filed, at the request of the Trustee, in such manner and in such places as may be required by law in order to fully protect and preserve the priority of the interest of the bondholders in the property conveyed thereunder and the rights, privileges and options of the Trustee thereunder. Pursuant to Section 1213, the Trustee has agreed to file or cause to be filed certain continuation statements.

            Section 504. PRIORITY OF PLEDGE AND SECURITY INTEREST. The pledge herein made of the Trust Estate and the security interest created herein with respect thereto constitutes a first and prior pledge of, and a security interest in, the Trust Estate. Said pledge and security interest shall at no time be impaired directly or indirectly by the Issuer or the Trustee, and the Trust Estate shall not otherwise be pledged and, except as provided herein and in the Agreement, no persons shall have any rights with respect thereto.

            Section 505. RIGHTS UNDER AGREEMENT. The Agreement sets forth the respective obligations of the Issuer and the Company, including a provision that subsequent to the initial issuance of the Bonds and prior to payment in full of the Bonds, the Agreement may not be effectively amended, changed, modified, altered or terminated other than as provided in Article XIV. Reference is hereby made to the Agreement for detailed statements of the obligations of the Company thereunder, and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement (except certain rights reserved by the Issuer under the terms hereof) for and on behalf of the bondholders, whether or not the Issuer is in default hereunder.

            Section 506. MAINTENANCE OF INSURANCE; PAYMENT OF TAXES, CHARGES, ETC. Pursuant to the provisions of Section 5.7 of the Agreement, the Company has agreed to maintain certain insurance and to pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Facilities or any part thereof. The Company shall furnish evidence of such insurance to the Trustee upon request.

            Section 507. MAINTENANCE AND REPAIR. Pursuant to the provisions of
Section 5.5 of the Agreement, the Company has agreed at its own expense to maintain and operate the Facilities.

            Section 508. ISSUER'S ELECTION TO ISSUE BONDS PURSUANT TO SECTION 103(B)(6)(D) OF THE CODE. Prior to the issuance and delivery of the Bonds, all necessary filings to effect an election with respect to the Bonds under Section 103(b)(6)(D) of the Code will have been made.

                                   ARTICLE VI.

                             CUSTODY AND APPLICATION
                              OF PROCEEDS OF BONDS

            Section 601. CREATION OF THE CONSTRUCTION FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Development Authority of DeKalb County Construction Fund -- Radiation Sterilizers, Incorporated Project, 1985".

            Section 602. DISPOSITION OF BOND PROCEEDS. Upon the issuance and delivery of the Bonds, an amount equal to the Interest Reserve Requirement shall be deposited in the Bond Fund and the balance of the proceeds of the sale of the Bonds shall be deposited in the Construction Fund.

            Section 603. DISBURSEMENTS FROM CONSTRUCTION FUND. Moneys in the Construction Fund shall be disbursed in accordance with the provisions of the Agreement, and particularly Section 3.3 thereof. The Issuer agrees to promptly take all necessary and appropriate action in approving and certifying all such disbursements. The Trustee is hereby authorized and directed to issue its checks for each disbursement to be made pursuant to the provisions of the Agreement and the Trustee shall be relieved of all liability with respect to disbursements made in accordance with the provisions of Section 3.3 of the Agreement.

            The Trustee shall maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, and after the Facilities have been completed and a certificate of payment of all costs filed as provided in
Section 604, the Trustee shall file with the Issuer such certificate of payment.

            Section 604. COMPLETION OF THE FACILITIES. The completion of the Facilities and the payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of the certificate signed by the Authorized Company Representative (designated pursuant to the terms of the Agreement), which certificate shall state that all costs and expenses in connection with the Facilities and payable out of the Construction Fund have been paid except for costs and expenses not then due and payable with respect to which funds are being retained in the Construction Fund with the approval of the Company for the payment of the same. As soon as practicable, and in any event not later than sixty (60) days from the date of the latter certificate referred to in the preceding sentence, any moneys remaining in the Construction Fund (other than moneys retained to pay costs and expenses not then due and payable) shall be used as specified in Section 3.3(h) of the Agreement relating to the use of moneys in the Construction Fund. Any balance remaining of moneys retained to pay costs and expenses after full payment of such costs and expenses shall be used as specified in Section 3.3(h) of the Agreement. Unless there shall be delivered to the

Trustee an opinion of Independent Tax Counsel, amounts held for application under this Section shall not, after the completion of the Facilities be invested at a yield in excess of the yield on the Bonds.

                                  ARTICLE VII.

                               REVENUES AND FUNDS

            Section 701. SOURCE OF PAYMENT OF BONDS. The obligation of the Issuer to pay the principal of, and the redemption premium (if any) and the interest on, the Bonds is not a general obligation of the Issuer but is a limited obligation payable solely from the Revenues.

            The payments required to be made by the Company under Sections 4.1 and 4.3 of the Agreement are to be remitted directly to the Trustee for the benefit of the owners of the Bonds and are to be deposited in the Bond Fund. Said payments are sufficient in amount and become due in a timely manner so as to insure the prompt payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds.

            Section 702. CREATION OF THE BOND FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Development Authority of DeKalb County Bond Fund -- Radiation Sterilizers, Incorporated Project, 1985", which shall be used to pay the principal of, and the redemption premium (if any) and interest on, the Bonds. There shall be established as trust accounts within the Bond Fund a general account and a special account. Any reference in this Indenture to "Bond Fund" without further qualification or explanation shall constitute a reference to said general account.

            Section 703. PAYMENTS INTO THE BOND FUND. There shall be paid into the Bond Fund, as and when received,

            (a) from the proceeds derived from the sale of the Bonds, an amount equal to the Interest Reserve Requirement,

            (b) all payments made by the Company pursuant to Sections 4.1 and
      4.3 of the Agreement,

            (c) prior to the Expiration Date of the Letter of Credit, all amounts drawn by the Trustee under the Letter of Credit to pay principal of, or interest on, the Bonds, and

            (d) all other moneys received by the Trustee when accompanied by the directions that such moneys are to be paid into the Bond Fund.

Notwithstanding any provision hereof to the contrary, all amounts received by the Trustee as amounts drawn under the Letter of Credit shall not be commingled but shall be held in trust in a segregated account in the special account in the Bond Fund by the Trustee and used solely to pay amounts due in respect of the Bonds. The Issuer covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund all moneys received pursuant to the Agreement (except for funds received pursuant to Sections 5.3 and 5.4 of the Agreement) to pay promptly the principal of, the redemption premium (if any) and interest on, the Bonds as the same become due and payable and to this end the Issuer covenants and agrees that if there occurs an Event of Default under the Agreement, the Issuer will fully cooperate with the Trustee and with the bondholders to the end of fully protecting the rights and security of the bondholders. Nothing herein shall be construed as requiring the Issuer to operate the Facilities or to use any funds from any source to pay the principal or purchase price of, and the redemption premium (if any) and the interest on, the Bonds or to pay the costs of maintaining and insuring the Facilities other than the payments to be received pursuant to the Agreement and the Revenues.

            Section 704.  USE OF MONEYS IN THE BOND FUND.

            (a) Except as provided in Sections 707, 802 and 1202, moneys in the Bond Fund shall be used solely for the payment of the principal of, redemption premium (if any) and interest on, the Bonds. At the direction of the Company, any moneys in the Bond Fund may be used to redeem (as herein otherwise permitted) a portion of the Bonds so long as the Company is not in default with respect to any payments due under the Agreement and to the extent that such moneys are in excess of the amount required for the payment of Bonds theretofore matured or called for redemption and the payment of interest then due in all cases where such Bonds have not been presented for payment. No part of the payments required to be paid into the Bond Fund under the Agreement shall be used to redeem, prior to maturity, a portion of the Bonds; provided, that whenever after the Conversion Date the moneys held in the Bond Fund (in the general account and the special account) from any source whatsoever are sufficient to redeem all of the Bonds and to pay interest to accrue thereon prior to such redemption, the Issuer agrees to take and cause to be taken the necessary steps to redeem all of the Bonds on the next succeeding redemption date for which the required redemption notice can be given, and, provided, further, that any moneys in the Bond Fund may be used after the Conversion Date to redeem a portion of the Bonds so long as the Company has made all required payments under the Agreement.

            (b) At the maturity date or redemption date prior to maturity of each Bond and at the due date of each installment of interest on each Bond the Trustee shall transfer from the general account in the Bond Fund to the special account in the Bond Fund sufficient moneys to pay all principal of, the redemption premium (if any) and the interest then due and payable with respect to, each such Bond. Moneys so transferred into said special account shall not thereafter be invested in any manner but shall be held by the Trustee without liability on the part of the Trustee or the Issuer for interest thereon until actually paid out for the purposes intended.

            The Issuer hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the special account in the Bond Fund to pay the principal of, the redemption premium (if any) and the interest on, the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts. Funds for such payments of the principal of, the redemption premium (if any) and the interest on, the Bonds shall be derived from the following sources in the order of priority indicated:

            (1) Available Moneys constituting proceeds described in Section 5.11 of the Agreement;

            (2) all payments made by the Company pursuant to Sections 4.1 and
      4.3 of the Agreement and amounts derived from the investment of such amounts to the extent that they constitute Available Moneys;

            (3) prior to the Expiration Date of the Letter of Credit, all amounts drawn by the Trustee under the Letter of Credit; and

            (4) all other amounts received by the Trustee under and pursuant to the Agreement or from any other source when accompanied by directions by the Company that such amounts are to be paid into the Bond Fund, and amounts derived from the investment of such amounts.

            Section 705. CUSTODY OF THE BOND FUND. The Bond Fund shall be held by the Trustee as a trust fund for the benefit of the bondholders. The general account and the special account established in the Bond Fund shall also constitute trust accounts. All moneys paid over to the Trustee for the account of the Bond Fund (to be held in the general account or the special account therein) under any provision of this Indenture shall be held in trust by the Trustee for the benefit of the owners of the Bonds entitled to be paid therefrom.

            Section 706. NON-PRESENTMENT OF BONDS AT MATURITY. If any Bond shall not be presented for payment when the principal thereof becomes due, either at stated maturity, at the date fixed for redemption prior to stated maturity, or upon maturity by declaration, provided moneys sufficient to pay such Bond shall have been made available to the Trustee to be held in the special account in the Bond Fund for the benefit of the owner thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, subject to the provisions of Section 707(b), in said special account, without liability for interest thereon, for the benefit of the owner of such Bond, who shall thereafter be restricted exclusively to such moneys held in said special account, or paid by the Trustee to the Company or the Bank pursuant to the provisions of Section 707(b), for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

            Section 707.  PAYMENTS TO THE COMPANY FROM THE BOND FUND.

            (a) Any moneys remaining in the general account in the Bond Fund after Payment in Full of the Bonds (taking into consideration that sufficient moneys or obligations such as are described in Section 1001 have been transferred to or deposited in the special account in the Bond Fund to pay all principal of, and interest then due and payable with respect to, each Bond not yet presented for payment and to pay all principal and redemption premium (if any) and interest relating to each Bond which is not yet due and payable but with respect to which the lien of this Indenture has been defeased upon compliance with Article X), the fees, charges and expenses of the Trustee, the Paying Agent and the Bond Registrar which have accrued and which will accrue and all other items required to be paid hereunder (other than items payable from the special account in the Bond Fund) shall be paid to the Bank to the extent that any moneys are owed to the Bank pursuant to the Letter of Credit Agreement and, otherwise, to the Company upon the expiration or sooner termination of the Agreement.

            (b) Any moneys held by the Trustee in the special account in the Bond Fund shall be retained by the Trustee for the payment or the redemption of Bonds not yet presented for payment or redemption. If after three (3) years such moneys held for the owners of certain Bonds have not been claimed, then, it shall be the duty of the Trustee forthwith to return to the Bank to the extent that any moneys are owed to the Bank pursuant to the Letter of Credit Agreement and, otherwise, to the Company all moneys held by the Trustee in said special account, subject to any other requirements of law as may be applicable to such funds, and any such owner shall thereafter, as an unsecured general creditor, look only to the Company for the payment of any such Bond and all liability of the Trustee shall thereupon cease.

                                  ARTICLE VIII.

                                   INVESTMENTS

            Section 801. CONSTRUCTION FUND INVESTMENTS. Moneys held in the Construction Fund or in any other trust fund or account held by the Trustee hereunder (except the Bond Fund or an account in the Bond Fund) shall be invested and reinvested by the Trustee in Eligible Investments as directed by the Company pursuant to Section 3.8 of the Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Construction Fund or other pertinent trust fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Construction Fund or other pertinent trust fund and any loss resulting therefrom shall be charged to the Construction Fund or other pertinent trust fund. The Trustee at the direction of the Company shall sell and convert to cash a sufficient amount of such investments whenever the cash held in the Construction Fund or other pertinent trust fund is insufficient to pay a requisition when presented or to otherwise make a timely disbursement required to be made therefrom. The provisions of this Section 801 shall be subject to the provisions of Section 804 of this Indenture and Section 5.12(b) of the Agreement.

            Section 802. BOND FUND INVESTMENTS. Moneys held in the Bond Fund (other than moneys held in the special account in the Bond Fund referred to in Section 702) shall be invested and reinvested by the Trustee in Eligible Investments as directed by the Company pursuant to Section 3.8 of the Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund and the interest accruing thereon and any profit realized therefrom shall be credited to the Bond Fund and any loss resulting therefrom shall be charged to the Bond Fund. So long as there is no default hereunder, the Trustee at the direction of the Company shall sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or the redemption date prior to maturity) and the interest on the Bonds as the same become due and payable. Any interest or gain received from such investments shall be credited to and held in the Bond Fund and any loss from such investments shall be charged against the Bond Fund and paid by the Company. The provisions of this Section 802 shall be subject to the provisions of Section 804 of this Indenture and
Section 5.12(b) of the Agreement.

            Section 803. NON-ARBITRAGE COVENANT; COMPLIANCE WITH SPECIAL ARBITRAGE RULES. The Issuer covenants and agrees with the Trustee and with the holders of any of the Bonds from time to time outstanding that so long as any of the Bonds remain outstanding, moneys on deposit in any fund or account created and held in connection with the Bonds, whether or not such moneys were derived from the "gross proceeds" (defined in Section 5.12(c) of the Agreement) of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 103(c) of the Code.

            The Issuer and the Trustee jointly and severally covenant and agree with each other, with the Company and with the holders of any of the Bonds from time to time outstanding that so long as any of the Bonds remain outstanding, they will cooperate with the Company in complying with Section 5.12(b) of the Agreement.

            Section 804. EXCESS INVESTMENT EARNINGS ACCOUNT. There is hereby established a special trust account to be designated the "Development Authority of DeKalb County Excess Investment Earnings Account - Radiation Sterilizers, Incorporated Project, 1985" (hereinafter referred to as the "Excess Investment Earnings Account"), to be held by the Trustee. The Company has covenanted and agreed that it will (a) prepare and file with the Trustee and the Issuer a report setting forth the "Rebate Amount" determined in accordance with Section 5.12(b) of the Agreement, and (b) deposit or cause to be deposited into the Excess Investment Earnings Account any and all Rebate Amounts promptly following a determination of any such Rebate Amount.

            The Trustee, as Construction Fund and Bond Fund custodian, covenants and agrees that it will, on or before each anniversary of the date of issuance of the Bonds, prepare and file with the Issuer and the Company a report with respect to the Construction Fund and the Bond Fund setting forth the total amounts invested during the preceding bond year, the investments made with the moneys in the Construction Fund and the Bond Fund and the investment earnings (and losses) resulting from the investments in each such Fund, respectively, together with such additional information concerning such Funds and the investments therein, respectively, as the Issuer or the Company shall reasonably request.

            The Trustee agrees that it will, to the extent practicable, keep all moneys in the Excess Investment Earnings Account fully invested in Eligible Investments and it will disburse all moneys in the Excess Investment Earnings Account to the United States at the times and in the manner set forth in Section 5.12(b) of the Agreement.

            Moneys in the Excess Investment Earnings Account, including investment earnings thereon, if any, shall not be subject to the pledge of this Indenture and shall not constitute part of the Trust Estate held for the benefit of the holders of the Bonds.

                                  ARTICLE IX.

                       SUBORDINATION TO RIGHTS OF COMPANY

            Section 901. SUBORDINATION TO RIGHTS OF THE COMPANY. So long as there exists no Event of Default under the Agreement, this Indenture and the rights, options and privileges hereunder of the Trustee and the bondholders are specifically made subject and subordinate to the rights, options and privileges of the Company set forth in the Agreement.

                                   ARTICLE X.

                                DISCHARGE OF LIEN

            Section 1001. DISCHARGE OF LIEN AND SECURITY INTERESTS. If the Issuer shall pay or cause to be paid the principal of, and the redemption premium (if any) and the interest on, the Bonds at the times and in the manner stipulated therein and herein, and shall pay or cause to be paid all fees and expenses of the Trustee, the Bond Registrar and the Paying Agent due or to become due in connection with the payment of the Bonds and all other amounts due or to become due hereunder, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, then the lien of this Indenture, these presents and the Trust Estate shall cease, terminate and be discharged, and thereupon the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Indenture and the Agreement and assign and deliver to the Issuer so much of the Trust Estate as may be in its possession or subject to its control, except moneys or Government Obligations deposited with the Trustee for the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds which have become due but have not yet been presented for payment and moneys in the Bond Fund required to be paid to the Company or the Bank pursuant to Section 707; provided, however, such cancellation and discharge of this Indenture shall not terminate the powers and rights granted to the Trustee with respect to the payment, registration of transfer and exchange of the Bonds.

            Section 1002. PROVISION FOR PAYMENT OF BONDS. Bonds shall be deemed to have been paid within the meaning of Section 1001 if

            (a)(i) the principal of, redemption premium (if any) and all interest on all Bonds have been paid in accordance with the terms thereof; or

            (ii) there shall have been irrevocably deposited in the special account in the Bond Fund either:

                  (A) sufficient moneys, or

                  (B) Government Obligations of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in trust also), be sufficient together with any moneys referred to in subsection (i) above, for the payment at their respective maturities or redemption dates prior to maturity, of the principal thereof and the interest to accrue thereon to such maturity or redemption dates, as the case may be; provided, however, that Bonds will be deemed to be paid by making the deposit pursuant to clause (ii) only after the Expiration Date of the Letter of Credit;

            (b) there shall have been paid to the Trustee all Trustee's, Bond Registrar's and Paying Agent's fees and expenses due or to become due in connection with the payment or redemption of the Bonds or there shall be sufficient moneys in said special account to make said payments; and

            (c) if any Bonds are to be redeemed on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by this Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices.

            Limitations elsewhere specified herein regarding the investment of moneys held by the Trustee in the special account in the Bond Fund shall not be construed to prevent the depositing and holding in said special account of the obligations described in the preceding subparagraph (a)(ii)(B) for the purpose of defeasing the lien of this Indenture as to Bonds which have not yet become due and payable.

            Section 1003. DISCHARGE OF THE INDENTURE. Notwithstanding the fact that the lien of this Indenture upon the Trust Estate may have been discharged and cancelled in accordance with Section 1001, this Indenture and the rights granted and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Trust Estate may have been discharged and cancelled, shall nevertheless continue and subsist until the principal of, the redemption premium (if any) and the interest on, all of the Bonds shall have been paid in full or the Trustee shall have returned to the Company or the Bank pursuant to
Section 707(b) all funds theretofore held by the Trustee for payment of any Bonds not theretofore presented for payment and all of the Company's obligations to the Issuer as to expense reimbursement and indemnification under this Indenture have been fulfilled.

                                   ARTICLE XI.

                         DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

            Section 1101. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occurs, subject to the provisions of Section 1109, it is hereby defined as and declared to be and to constitute an "Event of Default" hereunder:

            (a) failure in the payment of the principal of or any interest or redemption premium on any Bond when and as the same shall have become due, whether at the stated maturity thereof, by acceleration or call for redemption;

            (b) the occurrence of an Event of Default specified in subsection
      (a) of Section 6.1 of the Agreement;

            (c) failure in the performance or observance of any covenant, agreement or condition on the part of the Issuer included in this Indenture, in the Bonds or in the Agreement, other than as set forth in subsection (a) or (b) above, which materially adversely affects the lien of this Indenture on the Revenues, the Bond Fund or the Construction Fund; provided, however, that prior to the Expiration Date of the Letter of Credit such failure shall not constitute an Event of Default;

            (d) the occurrence of any Event of Default specified in subsections
      (b), (c), (d) or (e) of Section 6.1 of the Agreement; provided, however, that prior to the Expiration Date of the Letter of Credit such occurrences shall not constitute an Event of Default;

            (e) failure to pay amounts due to holders of Bonds who have delivered Bonds to the Trustee for purchase for a period of five (5) days after such payment has become due and payable; or

            (f) receipt by the Trustee of notice from the Bank of the occurrence of an "Event of Default" under the Letter of Credit Agreement.

            The term "default" shall mean (i) any Event of Default described above; and (ii) the occurrence of an event specified in subsections (b), (c),
(d) or (e) of Section 6.1 of the Agreement exclusive of any period of grace required to constitute such occurrence an "Event of Default" as defined in the Agreement.

            If a default or an Event of Default shall occur under the provisions of this Section, the Trustee shall, within two (2) Business Days after having actual knowledge of such default or Event of Default or being deemed to have notice thereof under subsection (e)(iv) of Section 1201, give written notice of such default or Event of Default to the Issuer, the Company, the Bank and the Original Purchasers of the Bonds.

            Section 1102. ACCELERATION. Upon the occurrence of any Event of Default described in subsections (a) through (e), inclusive, of Section 1101 the Trustee may, and upon the written request of the holders of not less than twenty-five per centum (25%) in aggregate principal amount of Bonds then outstanding the Trustee shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then outstanding and the redemption premium (if any) on Bonds called for redemption, and the interest accrued thereon immediately due and payable. Upon the occurrence of an Event of Default described in subsection (f) of Section 1101 and receipt by the Trustee of a request from the Bank to do so, the Trustee shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then outstanding and the redemption premium (if any) on Bonds called for redemption, and the interest accrued thereon immediately due and payable. Any such principal, redemption premium and interest shall thereupon become and be immediately due and payable. Upon such declaration of acceleration and if an Event of Default under Section 6.1 of the Agreement shall have happened and be subsisting, the Trustee shall immediately declare all amounts payable under Sections 4.1 or 4.3 of the Agreement to be immediately due and payable in accordance with Section 6.2 of the Agreement, and prior to the Expiration Date of the Letter of Credit, shall draw moneys under the Letter of Credit in accordance with Section 6.2 of the Agreement, in either case to pay the principal of all outstanding Bonds and the accrued interest thereon to the date of acceleration.

            The provisions of this Section are subject, however, to the condition that after the Expiration Date of the Letter of Credit if, at any time after the principal of, and the redemption premium (if any) and the interest accrued on, the Bonds shall have been so declared due and payable, all sums payable hereunder except the principal of the Bonds which have not reached their maturity date shall have been duly paid and all existing Events of Default shall have been cured, all before a judgment or decree for payment of moneys due has been obtained by the Trustee, then and in every such case such payment or cure of such Event of Default shall constitute a waiver of such Event of Default and its consequences and an automatic rescission and annulment of such declaration but no such waiver shall extend to or affect any subsequent Event of Default or impair any rights consequent thereon.

            The provisions of this Section are further subject to the condition that any waiver of any Event of Default under the Letter of Credit Agreement and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event of Default under this Indenture and a rescission and annulment of the consequences thereof. If notice of such Event of Default under the Letter of Credit Agreement shall have been given and if the Trustee shall thereafter have received notice that such Event of Default shall have been waived, the Trustee shall promptly give written notice of such waiver, rescission and annulment to the Issuer, the Company and the Remarketing Agent, and shall give notice thereof to holders of the Bonds in the same manner as a notice of redemption; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default under this Indenture or impair any right or remedy consequent thereon.

            Section 1103. OTHER REMEDIES. Upon the occurrence of an Event of Default the Trustee may pursue any available remedy to enforce the payment of the principal of, and any redemption premium and interest on, the Bonds then outstanding.

            If an Event of Default shall have occurred, and if (a) requested to do so by (i) the holders of twenty-five per centum (25%) in aggregate principal amount of Bonds then outstanding, and (ii) prior to the Expiration Date of the Letter of Credit, the Bank if it is not then in default in making any payment under the Letter of Credit and (b) indemnified as provided in Section 1201, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section as the Trustee, being advised by counsel, shall deem most expedient in the interests of the owners of the Bonds.

            No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the owners of the Bonds) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the owners of the Bonds hereunder or now or hereafter existing.

            No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and ever, such right and power may be exercised from time to time and as often as may be deemed expedient.

            No waiver of any Event of Default hereunder, whether by the Trustee or by the owners of the Bonds shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

            Section 1104. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDING. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to annul or overrule any direction given to the Trustee by holders of less than a majority in aggregate principal amount of Bonds or to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder; provided, that (a) such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, (b) the Trustee shall be indemnified to its satisfaction, and (c) prior to the Expiration Date of the Letter of Credit and so long as the Bank is not then in default in making any payment under the Letter of Credit, the Bank shall have the exclusive right to annul or overrule or give any such direction to the Trustee.

            Section 1105. APPLICATION OF MONEYS. If, prior to the Completion Date, all of the Bonds should be called for redemption or there shall occur a declaration by the Trustee that the principal of all Bonds then outstanding and the redemption premium (if any) on Bonds called for redemption, and the interest accrued thereon are immediately due and payable, then the Trustee shall immediately transfer all moneys and investments then on deposit in the Construction Fund to the Bond Fund and shall hold the same in the special account in the Bond Fund and use such moneys and those resulting from the liquidation of such investments for the retirement of principal of the Bonds ratably to the principal amount of Bonds then outstanding. All moneys, including all moneys received pursuant to the next preceding sentence, received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the fees, costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances incurred or made by the Trustee, including, without limitation, any amounts payable to the Trustee pursuant to Section 1202, be deposited in the Bond Fund and all such moneys in the Bond Fund shall be applied, as follows:

            (a) unless the principal of all the Bonds shall have become or have been declared due and payable, all such moneys shall be applied:

                  FIRST--To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                  SECOND--To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys and/or Government Obligations are held pursuant to the provisions of this Indenture), in the order of their due date, with interest on such Bonds from the respective dates upon which they become due and if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege;

            (b) if the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege; and

            (c) if the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 1102 or 1109 then, subject to the provisions of subsection (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

            Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied as soon as practicable in the manner hereinabove set forth. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any moneys and of the fixing of any such date, and may make payment but shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement, or for cancellation if fully paid.

            Whenever all Bonds and interest thereon have been paid under the provisions of this Section and all fees, expenses and charges of the Trustee, Paying Agent and Bond Registrar have been paid, any balance remaining in the Bond Fund shall be paid to the Bank or the Company as provided in Section 707.

            Notwithstanding the provisions of this Section proceeds of a draw on the Letter of Credit received by the Trustee pursuant to the exercise of any right or action taken under this Article shall be applied only to the payment of principal of and interest on the Bonds.

            The Trustee shall take into account such amounts as are payable to it in determining the amount otherwise available hereunder to pay amounts due on the Bonds before computing the amount necessary to be drawn under the Letter of Credit.

            Section 1106. RIGHTS AND REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment shall (except for any amounts payable to the Trustee pursuant to Section 1202) be applied first for the ratable benefit of the holders of the outstanding Bonds and when all such Bonds have been paid or provision for their payment has been made in accordance with the Indenture then for the benefit of the Bank or the Company pursuant to Section 707.

            Section 1107. RIGHTS AND REMEDIES OF BONDHOLDERS. No holder of any Bond shall have any right to institute any suit, action or proceeding for the enforcement of this Indenture or for the execution of any trust hereof or any other remedy hereunder, unless an Event of Default has occurred of which the Trustee has been notified as provided in subsection (e)(iv) of Section 1201, or of which by said subsection it is deemed to have notice, and the holders of a majority in aggregate principal amount of Bonds then outstanding, or the Bank, in accordance with the provisions of Section 1104 shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore ,granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 1201 nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its, his, her or their own name or names; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to any action or cause of action for the enforcement of this Indenture or for any other remedy hereunder; it being further understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, her or their action or to enforce any right hereunder except in the manner herein provided and that proceedings shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of the holders and owners of all Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any bondholder to enforce the payment of the principal of, and interest on, any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, and redemption premium (if any) and interest on, each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner provided in the Bonds.

            No holder of any Bond shall have the right to institute any suit, action or proceeding in equity or at law to enforce a drawing under the Letter of Credit to make any payment on the Bonds.

            Section 1108. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and (subject to such determination) all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

            Section 1109. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal, and shall do so upon the written request of (a) the holders of (i) a majority in aggregate principal amount of all the Bonds then outstanding in respect of which an Event of Default in the payment of principal or interest exists, or (ii) a majority in aggregate principal amount of all Bonds then outstanding in case of any other default or Event of Default, and (b) prior to the Expiration Date of the Letter of Credit, the Bank; provided, however, that there shall not be waived any Event of Default after the Trustee has drawn on the Letter of Credit to provide funds for the payment of the principal of, and the interest on, the Bonds called for redemption pursuant to Section 1102; and there shall not be waived (A) an Event of Default in respect of any failure in the payment of the principal of any outstanding Bonds when due, whether at the date of maturity specified therein, by acceleration or by call for redemption, or (B) an Event of Default in respect of any failure in the payment when due of the interest on any such Bonds unless prior to such waiver or rescission, all arrears of payments of principal, redemption premium and interest (with interest to the extent permitted by law at the rate borne by the Bonds in respect of which such failure shall have occurred on overdue installments of interest), as the case may be, and all expenses of the Trustee, in connection with such Event of Default, shall have been paid or provided for. In case of any such waiver or rescission or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee, the Bank and the bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

                                  ARTICLE XII.

                           THE TRUSTEE; PAYING AGENT;
                               AND BOND REGISTRAR

            Section 1201. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it hereby, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied agreements or obligations shall be read into this Indenture against the Trustee. In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified in subsection (a) above, except that as to attorneys, agents or receivers the Trustee shall only be answerable for the selection of same in accordance with said standard, and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of counsel (who may be the counsel for the Issuer or the Company), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

            (c) Except as is specifically provided in Section 1213 with respect to the filing of continuation statements, the Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for insuring the Trust Estate or any part of the Facilities or collecting any insurance moneys, or for the validity of the execution hereof by the Issuer or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any agreements or conditions on the part of the Issuer or on the part of the Company under the Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the agreements and conditions aforesaid and as to the condition of the Trust Estate. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with the provisions of Article VIII.

            (d) Except to the extent herein specifically provided in Sections 601, 602 and 804, the Trustee shall not be accountable for the use of the proceeds of any of the Bonds. The Trustee, the Paying Agent, the Bond Registrar or the Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold or deal in any of the Bonds issued hereunder, and may join in any action which any bondholder may be entitled to take with like effect as if it did not act in any capacity hereunder. The Trustee, the Paying Agent, the Bond Registrar or the Remarketing Agent in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Company, and may act as depositary, trustee or agent for any committee or body of bondholders secured thereby or other obligations of the Issuer as freely as if it did not act in any capacity hereunder.

            (e) Except as is otherwise provided in subsection (a) above:

                  (i) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee, pursuant hereto upon the request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Bond, shad be conclusive and binding upon all future holders of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

                  (ii) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by its Chairman or Vice Chairman and attested by its Secretary or Assistant Secretary under its seal as sufficient evidence of the facts therein contained and prior to the occurrence of a default or an Event of Default of which the Trustee has been notified as provided in subsection (e)(iv) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary or

            Assistant Secretary of the Issuer under its seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been adopted and is in full force and effect.

                  (iii) The right of the Trustee to do things enumerated herein shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder, except Events of Default defined in subsection (a) of Section 6.1 of the Agreement or subsections (a) or (b) of Section 1101 of this Indenture, unless the Trustee shall be specifically notified in writing of such default or Event of Default by the Bank, the Issuer or by the holders of at least twenty-five per centum (25%) in principal amount of the Bonds. All notices or other instruments required to be delivered to the Trustee must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default or Event of Default except as aforesaid. In the event that any payment required to be made under the Agreement is not paid when due, the Trustee shall immediately notify the Company by telephonic notice that such payment has not been made and shall immediately confirm such notice to the Company.

            (f) At reasonable times and as often as reasonably requested in connection with its rights under this Indenture, the Trustee and its duly authorized agents who are acceptable to the Company shall have the right to inspect all books, papers and records of the Issuer and the Company pertaining to the Bonds and to make copies of such memoranda from and in regard thereto as may be desired.

            (g) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

            (h) Notwithstanding anything elsewhere herein contained, the Trustee shall have the right, but shall not be required, to demand, respect of the authentication of any Bonds, the withdrawal of any cash or any action whatsoever within the purview hereof, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee which the Trustee deems desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

            (i) Before taking such action at the direction of the bondholder hereunder, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from "the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

            (j) All moneys received by the Trustee, the Paying Agent or the Remarketing Agent for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee, the Paying Agent nor the Remarketing Agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon in writing signed by such parties.

            (k) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder.

            (1) The Trustee agrees, for the benefit of the bondholders, to do and perform all acts and things contemplated in the Agreement to be done or performed by it.

            Section 1202. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such services and, if it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by its gross negligence or willful misconduct, it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent and Bond Registrar for the Bonds as hereinabove provided. Upon the occurrence of an Event of Default, but only upon such occurrence, the Trustee shall have a first lien on the Trust Estate with right of payment prior to payment of, the principal of, and the interest on, any Bond for the foregoing advances, fees, costs and expenses incurred. Notwithstanding any provision hereof to the contrary, the Trustee shall have no lien upon or right to receive payment of its fees and expenses from amounts drawn under the Letter of Credit.

            Section 1203. NOTICE TO BONDHOLDERS IF EVENT OF DEFAULT OCCURS. If an Event of Default occurs of which the Trustee is by subsection (e)(iv) of
Section 1201 required to take notice or if notice of an Event of Default be given as in said subsection (e)(iv) provided, then the Trustee shall give written notice thereof by first class mail to the holders of all Bonds then outstanding.

            Section 1204. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interest of the bondholders, the Trustee may intervene on behalf of the bondholders and shall do so if requested in writing by the holders of at least twenty-five per centum (25%) in principal amount of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction if such approval is required by law as a condition to such intervention.

            Section 1205. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and be vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any, further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 1206. RESIGNATION BY THE TRUSTEE; JUDICIAL APPOINTMENT OF SUCCESSOR TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving sixty (60) days written notice to the Issuer and the Company and by first class mail to each bondholder, and such resignation shall take effect at the end of such sixty (60) day period, or upon the earlier appointment of a successor Trustee by the bondholders or by the Issuer as provided in Section 1208. Such notice to the issuer may be served personally or sent by registered or certified mail.

            In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this
Article XII prior to the date specified in the notice of resignation as the date when such resignation is to take effect, the resigning Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Article XII within six (6) months after a vacancy shall have occurred in the office of Trustee, any bondholder may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

            Section 1207. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, the Company, the Remarketing Agent and the Bank and signed by the holders of a majority in principal amount of the Bonds outstanding.

            Section 1208. APPOINTMENT OF SUCCESSOR TRUSTEE BY THE BONDHOLDERS; TEMPORARY TRUSTEE. If the Trustee shall resign, be removed, be dissolved, be in course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by the holders of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by such holders, or by their attorneys-in-fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer, by an instrument signed by the Chairman or Vice Chairman of the Issuer and attested by the Secretary or Assistant Secretary of the Issuer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the bondholders in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by such bondholders; provided further, however, that unless an Event of Default has occurred and is continuing hereunder, no such appointment by the bondholders or the Issuer shall be effective without the consent of the Company and the Bank which shall not be unreasonably withheld. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank (having trust powers) in good standing, shall be located within or outside the State and shall have an unimpaired capital and surplus of not less than TWENTY-FIVE MILLION DOLLARS ($25,000,000), if there be such an institution willing, qualified and able to accept the trusts upon reasonable or customary terms.

            Section 1209. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee in order to more fully and certainly vest in such successor the estates, properties, rights, powers and trusts hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed or recorded by the successor Trustee in each recording office where the Financing Statements shall have been filed or recorded.

            Section 1210. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for herein may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of moneys and for any other action taken hereunder.

            Section 1211. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS, PAYING AGENT AND BOND REGISTRAR. Upon a change in the office of Trustee the predecessor Trustee which has resigned or has been removed shall cease to be the holder of the Bond Fund and the Paying Agent for the principal of, the redemption premium (if any) and the interest on, the Bonds and Bond Registrar, and the successor Trustee shall become such holder, Paying Agent and Bond Registrar.

            Section 1212. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE. It is the purpose hereof that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation hereunder and in particular in case of the enforcement of this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee and the Issuer enter into a supplemental indenture to appoint an additional individual or institution as a separate Trustee or Co-Trustee as permitted in Section 1301(e). The following provisions of this Section are adapted to these ends.

            Upon the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in a separate Trustee or Co-Trustee appointed by the Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every agreement and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

            Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

            Section 1213. FILING OF CERTAIN CONTINUATION STATEMENTS. From time to time, the Trustee shall file or cause to be filed continuation statements for the purpose of continuing without lapse the effectiveness of (i) those Financing Statements which shall have been filed at or prior to the issuance of the Bonds in connection with the security for the Bonds pursuant to the authority of the U.C.C., and (ii) any previously filed continuation statements which shall have been filed as herein required. The Issuer shall sign and deliver to the Trustee or its designee such continuation statements as may be requested of it from time to time by the Trustee. Upon the filing of any such continuation statement the Trustee shall immediately notify the Issuer that the same has been accomplished.

            Section 1214. ADOPTION OF AUTHENTICATION. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the original Trustee or of any successor of it as Trustee hereunder and deliver the said Bonds so authenticated as hereinbefore provided; and in case any of such Bonds shall not have been authenticated, any successor Trustee may authenticate such Bonds in its own name. In all such cases such certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the Trustee.

            Section 1215. SUCCESSION OF PAYING AGENTS. Any bank or trust company with or into which any Paying Agent may be merged or consolidated, or to which the assets and buisness of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of Paying Agent shall become vacant for any reason. the Issuer shall, within thirty (30) days thereafter, appoint a bank or trust company selected by the Company (and, prior to the Expiration Date of the Letter of Credit, approved by the Bank) and located in the same city as such Paying Agent to fill such vacancy; provided, however, that if the Issuer shall fail to select such successor within said period, the Trustee shall make such appointment.

            The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in Section 1201 with respect to the Trustee, in so far as such provisions may be applicable.

            Section 1216. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. In case any tax, assessment or governmental or other charge upon any part of the Facilities, is not paid as required therein, the Trustee may, but shall not be obligated to, pay such tax, assessment or governmental charge without prejudice, however, to any rights of the Trustee or the holders of the Bonds hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the Interest Rate for Advances, shall become so much additional indebtedness secured by this Indenture, and the same shall be given preference in payment over any of the Bonds, and shall be paid out of the Revenues, if not otherwise caused to be paid; provided, however, that such amounts shall not be paid with proceeds from a draw on the Letter of Credit.

            Section 1217. SEVERAL CAPACITIES. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent or a co-Paying Agent the Bond Registrar or a co-Bond Registrar, the Remarketing Agent and in any other combination of such capacities, to the extent permitted by law.

                                  ARTICLE XIII.

                             SUPPLEMENTAL INDENTURES

            Section 1301. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. Except as hereinafter set forth, the Issuer and the Trustee may without the consent of, or notice to, any of the bondholders, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes, provided that in the opinion of Independent Counsel the change effected thereby is not to the prejudice of the interests of the Trustee or the bondholders:

            (a) to cure any ambiguity or formal defect or omission in this Indenture;

            (b) to grant to or confer upon the Trustee for the benefit of the bondholders any additional rights, remedies, power or authorities that may lawfully be granted to or conferred upon the bondholders or the Trustee or either of them;

            (c) to subject to the pledge of this Indenture additional revenues, properties or collateral;

            (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America, and, if they so determine, to add hereto or to any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar Federal statute;

            (e) to evidence the appointment of a separate Trustee or Co-Trustee or the succession of a new Trustee or Paying Agent hereunder;

            (f) to add to, delete or modify any provision required by Moody's or S&P in order to assign a rating to the Bonds by either such agency; or

            (g) to change the method for determining the Interest Index or the Alternate Interest Index or to eliminate such indices or to implement the Fixed Interest Rate; provided, however, no such supplemental indenture shall be entered into in connection with this clause (g) unless the Trustee shall have received an opinion of Independent Tax Counsel to the effect that the execution of such supplemental indenture will not adversely affect the exemption of the interest on the Bonds from Federal income taxation.

            Section 1302. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS. Exclusive of supplemental indentures covered by Section 1301 and subject to the terms and provisions contained in this Section, and not otherwise, the owners of not less than a majority in principal amount of the Bonds shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve of the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental Indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting without the approval of the holders of all the Bonds outstanding (a) an extension of the maturity date on which the principal of or the interest on any Bond is, or is to become, due and payable, (b) a reduction in the principal amount of any Bond, the rate of interest thereon or any redemption premium, (c) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the principal amount of the Bonds required for consent to such supplemental indenture.

            If the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause written notice of the proposed execution of such supplemental indenture together with a copy of such proposed supplemental indenture to be given by first class mail, postage prepaid, to the holders of the Bonds at their addresses shown on the Trustee's books of registration. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following the mailing of such notice, the holders of not less than a majority in principal amount of the Bonds shall have consented to and approved the execution of such supplemental indenture as herein provided, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

            Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which affects any right of the Company under the Agreement shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive written notice of protest or objection thereto signed by or on behalf of the Company on or before 4:30 o'clock P.M., prevailing Eastern time, of the fifteenth (15th) day after the mailing of said notice and a copy of the proposed supplemental indenture.

            This Indenture may not be amended, changed or modified except by the execution and delivery of a supplemental indenture entered into in accordance with the provisions of this Article XIII.

            Section 1303. TRUSTEE AUTHORIZED TO JOIN IN SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture permitted by this Article XIII and, in so doing, shall be fully protected by an opinion of counsel that such supplemental indenture is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding supplemental indenture have been done.

            Section 1304. APPROVAL OF BANK. Anything contained in this Article XIII to the contrary notwithstanding, so long as the Letter of Credit shall be in effect there shall be entered into no indenture supplemental to this Indenture without the prior written consent of the Bank.

                                  ARTICLE XIV.

                             AMENDMENT OF AGREEMENT
                              AND LETTER OF CREDIT

            Section 1401. AMENDMENTS, ETC., TO AGREEMENT AND LETTER OF CREDIT NOT REQUIRING CONSENT OF BONDHOLDERS. If required, the Trustee shall without the consent of, or notice to, the bondholders consent to any amendment, change or modification of the Agreement or the Letter of Credit as may be required

            (a) by the provisions of the Agreement, the Letter of Credit or this Indenture,

            (b) for the purposes of curing any ambiguity or formal defect or omission in the Agreement or the Letter of Credit,

            (c) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the bondholders, or

            (d) to add to, delete or modify any provision required by Moody's or S&P in order to assign a rating to the Bonds by either such rating agency.

            Section 1402. AMENDMENTS, ETC., TO AGREEMENT AND LETTER OF CREDIT REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications as provided in Section 1401, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement or the Letter of Credit without the giving of notice and the written approval or consent of the holders of not less than a majority in principal amount of the Bonds given and procured as in Section 1302; provided, however, that nothing contained in this Article shall permit, or be construed as permitting, any amendment change or modification of the Company's unconditional obligation to make payments under the Agreement and the Company's covenants with respect to the use and investment of the proceeds of the Bonds (except as specifically provided for therein). If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement or the Letter of Credit, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 1302 with respect to proposed supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by bondholders.

            Section 1403. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any amendment permitted by this Article XIV and, in so doing, shall be fully protected by an opinion of counsel that such amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.

            Section 1404. APPROVAL OF BANK. Anything contained in this Article XIV to the contrary notwithstanding, so long as the Letter of Credit shall be in effect, the Agreement may not be amended, changed or modified without the prior written consent of the Bank.

                                   ARTICLE XV.

                             MEETINGS OF BONDHOLDERS

            Section 1501. PURPOSES FOR WHICH BONDHOLDERS' MEETINGS MAY BE CALLED. A meeting of bondholders may be called at any time and from time to time for any of the following purposes:

            (a) to give any notice to the Issuer, the Company, the Bank or the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by bondholders pursuant to Section 1107;

            (b) to remove the Trustee pursuant to Section 1207, and to appoint a successor trustee pursuant to Section 1208;

            (c) to consent to the execution of a supplemental indenture pursuant to Section 1302, or to consent to the execution of an amendment, change or modification of the Agreement pursuant to Section 1402; or

            (d) to take any other action authorized to be taken by or on behalf of the holders of any specified principal amount of the Bonds under any other provision hereof or under applicable law.

            Section 1502. PLACE OF MEETINGS OF BONDHOLDERS. Meetings of bondholders may be held at such place or places as the Trustee or, in case of its failure to act, the bondholders calling the meeting shall from time to time determine.

            Section 1503. CALL AND NOTICE OF BONDHOLDERS' MEETINGS.

            (a) The Trustee may at any time call a meeting of bondholders to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be by first class mail postage prepaid, to the bondholders at the address shown on the registration books.

            (b) In case at any time the holders of at least ten per centum (10%) in aggregate principal amount of the Bonds outstanding shall have requested the Trustee to call a meeting of the bondholders by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within twenty (20) days after receipt of such request, then such bondholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 1501 by giving notice thereof as provided in subsection
(a) of this Section.

            Section 1504. PERSONS ENTITLED TO VOTE AT BONDHOLDERS' MEETINGS. To be entitled to vote at any meeting of bondholders, a person shall be a holder of one or more Bonds outstanding, or a person appointed by an instrument in writing as proxy for a bondholder by such bondholder. The only persons who shall be entitled to be present or to speak at any meeting of bondholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel and any representatives of the Issuer and its counsel.

            Section 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

            (a) Notwithstanding any other provisions hereof, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of bondholders in regard to proof of the holding of Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in
Section 1601 and the appointment of any proxy shall be proved in the manner specified in Section 1601 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company authorized by
Section 1601 to certify to the holding of Bonds. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1601 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by bondholders as provided in subsection (b) of Section 1503, in which case the bondholders calling the meeting shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority of the Bonds represented at the meeting and entitled to vote.

            (c) At any meeting each bondholder or proxy shall be entitled to one vote for each $5,000 principal amount of Bonds outstanding held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a bondholder or proxy.

            (d) At any meeting of bondholders, the presence of persons holding or representing Bonds in an aggregate principal amount sufficient under the appropriate provision hereof to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of bondholders called pursuant In Section 1503 may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority of the Bonds represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice.

            Section 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of bondholders shall be by written ballots on which shall be subscribed the signatures of the bondholders or of their representatives by proxy and the number or numbers of the Bonds outstanding held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published or mailed as provided in
Section 1503. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, another to the Company and another to the Trustee to be preserved by the Trustee, which copy shall have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            Section 1507. REVOCATION BY BONDHOLDERS. At any time prior to (but not after) the evidencing to the Trustee, in the manner provided in Section 1506, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds specified herein in connection with such action, any holder of a Bond the number of which is included in the Bonds the holders of which have consented to such action may, by filing written notice with the Trustee at its Principal Office and upon proof of holding as provided in Section 1601, revoke such consent so far as concerns such Bond. Except as aforesaid any such consent given by the holder of any Bond shall be conclusive and binding upon such holder and upon all future holders of such Bond and of any Bond issued in exchange therefor or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Bond. Any action taken by the holders of the percentage in principal amount of the Bonds specified herein in connection with such action shall be conclusively binding upon the Issuer, the Company, the Trustee, the Bank and the holders of all the Bonds.

                                  ARTICLE XVI.

                                  MISCELLANEOUS

            Section 1601. CONSENTS, ETC., OF BONDHOLDERS.

            (a) Any request demand, authorization, direction, notice, consent, waiver or other action provided to be given or taken by bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such bondholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer and the Company. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose hereof and conclusive in favor of the Trustee, the Company and the Issuer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership of Bonds shall be proved by the registration books kept by the Trustee as Bond Registrar.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any bondholder shall bind every future holder of the same Bond in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

            Section 1602. ISSUER'S OBLIGATIONS LIMITED. No recourse under or upon any obligation or agreement contained in this Indenture or in any Bond or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of this Indenture, shall be had against the Issuer.

            Anything in this Indenture to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (a) the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or the

Company as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (b) the Issuer shall not be under any obligation hereunder to perform any record-keeping or to provide any legal services, it being understood that such services shall be performed either by the Trustee or the Company; and (c) none of the provisions of this Indenture shall require the Issuer to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby.

            Notwithstanding anything herein contained to the contrary, any obligation which the Issuer may incur under this Indenture or under any instrument executed in connection herewith which shall entail the expenditure of money shall not be a general obligation of the Issuer but shall be a limited obligation payable solely from the Revenues.

            Section 1603. IMMUNITY OF DIRECTORS, OFFICERS AND EMPLOYEES OF ISSUER. No recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained in the Agreement, this Indenture or in any Bond issued hereunder for any claim based thereon or otherwise in respect thereof, against any director, officer or employee, as such, in his individual capacity, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assignment or penalty or otherwise; it being expressly agreed and understood that the Bonds, the Agreement and this Indenture are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any director, officer or employee as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Company whether contained in the Agreement or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against every such director, officer and employee is, by the execution of the Agreement and this Indenture, and as a condition of, and as part of the consideration for, the execution of the Agreement and this Indenture, expressly waived and released.

            Section 1604. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied herefrom or from the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Company, the Bank and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect hereto or any agreements, conditions and provisions herein contained; this Indenture and all of the agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company, the Bank and the holders of the Bonds as herein provided.

            Section 1605. SEVERABILITY. If any provision hereof shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

            Section 1606. NOTICES. It shall be sufficient service of any notice, approval, consent, request, complaint, demand or other communication if the same shall be delivered or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed, as follows:

      (a)   If to the Issuer:             Development Authority of DeKalb
                                          County
                                          Attention:   Chairman
                                          6485 Peachtree Industrial Blvd.
                                          Doraville, Georgia 30360

      (b)   If to the Company:            Radiation Sterilizers, Incorporated
                                          Attention:   President
                                          3000 Sand Hill Road
                                          Menlo Park, California 94025

      (c)   If to the Trustee:            Bank One Trust Company, N.A.
                                          Attention:   Corporate Trust
                                            Administration
                                          100 East Broad Street
                                          Columbus, Ohio 43271-0181

      (d)   If to the Bank:               Wells Fargo Bank, N.A.
                                          Real Estate Industries Group
                                          Attention: George Huxtable,
                                            Vice President
                                          2055 Gateway Plaza, Suite 200
                                          San Jose, California 95110

A duplicate copy of each notice, approval, consent, request, complaint, demand or other communication given hereunder by the Issuer, the Company, the Trustee or the Bank to any one of the others shall also be given to all of the others. The Issuer, the Company, the Trustee and the Bank may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests, complaints, demands or other communications shall be sent or persons to whose attention the same shall be directed.

            Section 1607. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as Paying Agent and Bond Registrar for and in respect to the Bonds.

            Section 1608. PAYMENTS DUE ON DAYS OTHER THAN BUSINESS DAYS. After the Conversion Date, in any case where the date of maturity of principal of and/or interest on the Bonds or the date fixed for the redemption of any Bonds shall not be a Business Day, then payment of principal, redemption premium (if any) and/or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for the redemption, and if made on such next succeeding Business Day no interest shall accrue for the period after such date.

            Section 1609. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            Section 1610. PRIORITY OVER OTHER LIENS. It is intended that this Indenture shall be superior to any other lien which may be placed upon the Revenues, the Bond Fund, the Construction Fund or any other funds or accounts created pursuant to this Indenture.

            Section 1611. BINDING EFFECT. This instrument shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

            Section 1612. CAPTIONS. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

            Section 1613. NOTICE TO S&P. The Trustee hereby agrees to notify S&P in writing, signed by an authorized officer of the Trustee, with respect to: (a) any change in the office of Trustee under the Indenture; (b) any amendment of or supplement to the Indenture or the Agreement; (c) redemption, in full, of the Bonds; (d) conversion of the interest rate borne by the Bonds to a Fixed Interest Rate; (e) the expiration of the Letter of Credit; or (f) any amendment to the Letter of Credit.

            Section 1614. REFERENCES TO BANK. After the Letter of Credit is no longer in effect and all amounts owing to the Bank under the Letter of Credit Agreement and related documents have been paid, any provision of this Indenture requiring notification to be given to the Bank, or requiring that the Bank consent to any action, shall become ineffective.

            Section 1615. LAWS GOVERNING INDENTURE. The effect and meaning hereof and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia except that the duties, responsibilities, obligations and powers of the Trustee hereunder shall be governed by and construed according to the laws of the State of Ohio, but it is the intention of the Issuer that the situs of the trust created by this Indenture be in the state in which is located the principal office of the Trustee from time to time acting under this Indenture. The word "Trustee" as used in the preceding sentence shall not be deemed to include any additional individual or institution appointed as a separate or Co-Trustee pursuant to
Section 1211 of this Indenture. It is the further intention of the Issuer that the Trustee administer said trust in the state in which is located, from time to time, the situs of said trust.

IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its corporate name and its corporate seal to be affixed hereto and attested by its authorized officers, and to evidence As acceptance of the trusts hereby created the Trustee has caused these presents to be executed in its corporate name and its corporate seal to be affixed hereto and attested by its authorized officers, all as of the date first above written.


                                                DEVELOPMENT AUTHORITY
                                                OF DEKALB COUNTY

(CORPORATE SEAL)

                                                By:[SIG]
                                                   -----------------------------
                                                   Chairman
Attest:

/s/ Nancy E. Nolan
------------------------------
Secretary




            (Execution by the Trustee appears on the following page.)

                                                BANK ONE TRUST COMPANY, N.A.,
                                                as Trustee

(CORPORATE SEAL)

                                                By:[SIG]
                                                   -----------------------------
                                                   Title:   Trust Administrator

Attest:

[SIG]
------------------------------
Title:    Senior Trust Officer


                   (Acknowledgment and Consent of the Company
                         appears on the following page.)

                      ACKNOWLEDGMENT AND CONSENT OF COMPANY

            The undersigned, on behalf of RADIATION STERILIZERS, INCORPORATED, a California corporation, HEREBY ACKNOWLEDGES NOTICE OF, AND HEREBY CONSENTS TO
(a) the assignment provisions contained within the Granting Clauses of the foregoing Trust Indenture, and (b) all terms and conditions set forth in said Trust Indenture, and intending to be legally bound, HEREBY AGREES with the DEVELOPMENT AUTHORITY OF DEKALB COUNTY and BANK ONE TRUST COMPANY, N.A., as Trustee, to perform, accept or be bound by any applicable terms and conditions set forth in said Trust Indenture.

            IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of March 1, 1985.


                                                RADIATION STERILIZERS,
                                                INCORPORATED



(CORPORATE SEAL)                                By:/s/ Allan Chin
                                                   -----------------------------
                                                   President

Attest:

[SIG]
------------------------------
Secretary



                            (END OF TRUST INDENTURE.)